AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 2021

File No. 333-192858

File No. 811-22920

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 299	/X/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 303	/X/

THE ADVISORS’ INNER CIRCLE FUND III

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

(800) 932-7781

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/X/	Immediately upon filing pursuant to paragraph (b)
/ /	On [date] pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	On [date] pursuant to paragraph (a)(1) of Rule 485

THE ADVISORS’ INNER CIRCLE FUND III

PROSPECTUS

July 16, 2021

FS CHIRON CAPITAL ALLOCATION FUND

(formerly, Chiron Capital Allocation Fund)

(CLASS A SHARES: CCPAX)

(CLASS C SHARES: CCPCX)

FS CHIRON SMID OPPORTUNITIES FUND

(formerly, Chiron SMid Opportunities Fund)

(CLASS A SHARES: CSAMX)

(CLASS C SHARES: CSCMX)

INVESTMENT ADVISER:

CHIRON INVESTMENT MANAGEMENT, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

FS CHIRON CAPITAL ALLOCATION FUND

Investment Objective

The FS Chiron Capital Allocation Fund (the “Fund”) seeks total return. Total return consists of capital growth and income.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” on page 45 of this prospectus. Investors investing in the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

1	Class A Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge ("CDSC") if redeemed within 18 months of purchase.
2	Class C Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.18%	0.18%
Total Annual Fund Operating Expenses	1.38%	2.13%

1	The Fund invests in the Chiron Capital Allocation Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). “Other Expenses” include expenses of both the Fund and the Subsidiary. Other Expenses of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$633	$915	$1,217	$2,075
Class C Shares	$316	$667	$1,144	$2,462

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$633	$915	$1,217	$2,075
Class C Shares	$216	$667	$1,144	$2,462

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 202% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by allocating its assets among equity, debt, precious metals and cash investments in markets around the globe. Subject to the allocation targets below, the combination of the Fund’s investments will vary from time to time both with respect to the types of securities and markets, in response to changing market and economic trends. In deciding between equity and debt investments, the Fund utilizes a “quantamental” approach, which combines quantitative and fundamental research. The quantitative process identifies opportunities for growth with the fundamental approach identifying changes not captured by the quantitative research, such as regulatory environment and industry dynamics. As markets are not static and go through various stages, the Fund seeks to identify the current stage in each market in which it invests and makes investment decisions accordingly, in order to capitalize on the underlying factors driving that particular market stage. The Fund aims to reduce volatility and risk through diversifying its investment choices across a wide range of industries, sectors and geographic areas.

Under normal market conditions, the Fund intends to allocate its assets within the following ranges:

•	Equity investments: net exposure of 25-80% of the Fund’s net asset value (“NAV”)
•	Debt investments: net exposure of 10-50% of the Fund’s NAV

•	Precious metals investments: net exposure of 0-15% of the Fund’s NAV
•	Cash and cash equivalents investments: net exposure of 0-50% of the Fund’s NAV

The Fund’s net exposure generally equals the notional value of its long positions (i.e., assets purchased and still held) minus the notional value of its short positions (e.g., hedges to its long positions through derivatives).

Equity Investments: Equity securities in which the Fund may invest include common stock issued by companies of any market capitalization (including initial public offerings (“IPOs”)), American Depositary Receipts (“ADRs”), exchange traded funds (“ETFs”) and securities of real estate investment trusts (“REITs”). Chiron Investment Management, LLC ("Chiron" or the "Adviser"), the Fund's investment adviser, uses a quantamental approach to equity selection. The quantitative process will consider factors, including earnings quality, capital deployment, valuation and market reaction, to determine: which style of equities are attractive (growth (i.e., investing in equity securities of companies that Chiron believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies), value (i.e., focusing on companies with stocks that Chiron believes appear undervalued) or growth at a reasonable price (also known as “GARP,” which is a combination of growth and value styles)) and which particular issues are attractive within each style. Fundamental research then further investigates the particular issues for information and changes that quantitative research cannot capture including management behavior, regulatory environment and industry dynamics. The melding of this process contributes to the decision as to which securities are selected for the Fund and the appropriate weighting each should have within the Fund.

Debt Investments: The Fund may invest in any type of debt security without regard to credit ratings or time to maturity, including corporate bonds, convertible bonds, including contingent convertible bonds, structured notes, credit-linked notes, inflation protected securities, loan assignments and participations, high yield (or “junk”) bonds, distressed securities, mortgage- and asset-backed securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities. The Fund may also invest in preferred stocks, which are treated as debt securities for purposes of the above ranges. The Fund may invest an unlimited amount of its fixed income assets in high yield bonds, loan assignments and participations and distressed securities. The debt securities in which the Fund invests may include fixed rate or floating rate debt securities. Chiron also uses a quantamental approach to debt instrument selection. The quantitative process is used to screen for attractive corporate attributes, including earnings quality, capital deployment, valuation and market reaction. Fundamental analysis is then used to judge the relative pricing of debt instruments based on market conditions. Chiron may also seek to invest in sovereign debt securities with different maturities to help change and manage the duration in the Fund’s fixed income portfolio. Chiron uses a fundamental top-down process in evaluating issuers relative to political, economic, socioeconomic and market pricing dynamics.

Precious Metals Investments: The Fund's precious metals (including, but not limited to, gold, silver and platinum) investments include investments in equity and debt securities of precious metals-based companies (i.e., companies that explore for, extract, process or deal in precious metals) and investments in commodity futures contracts, other commodity-related derivative instruments and ETFs that invest in commodities and commodity-related derivative instruments.

The Fund has no geographic limits on where its investments may be located. Under normal market conditions, the Fund may allocate a substantial portion of its assets to non-U.S. securities, including a net exposure up to 25% of the Fund’s NAV in emerging market issuers. An emerging market country is any country determined by Chiron to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Fund also may invest in non-U.S. currencies, cash equivalents or bank deposits. The Fund may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in the PRC.

The Fund may use derivatives, including options, futures, swaps and currency forward contracts, to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. The Fund may use options to create long or short equity exposure without investing directly in equity securities, while it may use futures to create long or short equity, fixed income, or U.S. Treasury exposure without investing directly in equity, fixed income or U.S. Treasury securities. The Fund may also use swaps to create long or short exposure without investing directly in the underlying assets. As well, the Fund may use currency forwards to increase or decrease exposure to a given currency.

The Fund may seek to gain exposure to certain markets, including precious metals and other commodity markets, in whole or in part, through investments in the Chiron Capital Allocation Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary, unlike the Fund, may have significant exposure to commodities through investments in commodity futures contracts, other commodity-related derivative instruments and pooled investment vehicles that invest in commodities and commodity-related derivative instruments (collectively, “Commodity-Related Investments”). The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by Chiron.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below. The following list of risk factors describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Management Risk — The value of the Fund may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Growth Style Risk — A growth investment style may increase the risks of investing in the Fund. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other funds that use differing investing styles.

Value Style Risk — A value investment style may increase the risks of investing in the Fund. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Small and Medium Capitalization Company Risk — The small and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small and medium capitalization companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may result in an increase in the amount of distributions from the Fund taxed as ordinary income, which may limit the tax efficiency of the Fund.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Initial Public Offerings Risks — The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. The price of IPO shares may be volatile and may decline shortly after the IPO. IPOs may not be consistently available to the Fund for investing, and IPO shares may underperform relative to the shares of more established companies. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to portfolio turnover risk, which is discussed elsewhere in this section. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Fixed Income Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. government securities, will fall due to rising interest rates.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

High Yield Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in the Fund’s portfolio, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

American Depositary Receipt Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by American depositary banks and generally trade on an established U.S. market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Exchange Traded Funds Risk — When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Further, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. An ETF also may trade at a premium or discount to its NAV, and the difference between an ETF’s trading price and its NAV may be magnified during market disruptions.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade (junk bonds), meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Contingent convertible bonds are typically issued by non-U.S. banks and may be convertible into equity or may be written down if pre-determined triggering events occur, such as a decline in capital thresholds below a specified level occurs. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. The Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options, structured notes and swaps is subject to correlation risk, leverage risk, liquidity risk and market risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk, liquidity risk and market risk are described elsewhere in this section. The Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described elsewhere in this section. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Short Exposure Risk — The Fund may enter into a derivatives transaction to obtain short investment exposure to the reference asset. If the value of the reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. Gaining short investment exposure through derivatives also subjects the Fund to credit risk, derivatives risk and leverage risk, which are discussed elsewhere in this section.

Precious Metals-Based Companies Risk — Investments by the Fund in precious metals-based companies, and in asset-based securities indexed to the value of such metals, may expose the Fund to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the precious metals are located, elevating the risk of loss. Such securities may be purchased when they are believed by the Adviser to be attractively priced in relation to the value of a company’s precious metals-based assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. During periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metals-based companies, which may, in turn, adversely affect the financial condition of such companies. Investments in companies in natural resources industries such as the precious metals industries can be significantly affected by (often rapid) changes in the supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed elsewhere in this section. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Leverage Risk — The risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Bank Loans Risk — The Fund may invest in loans through assignments or participations. When investing through an assignment, the Fund becomes a lender under the relevant credit agreement and assumes the credit risk of the borrower directly. When investing through a participation, the Fund assumes the credit risk of both the borrower, which must make interest payments to the participation interest seller, and the participation interest seller (typically the lender), which must pass such payments or portions of such payments to the Fund. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Credit-Linked Notes Risk — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund’s investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described elsewhere in this section, and may be illiquid.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

Commodity-Related Investments Risk — Exposure to the commodities markets through Commodity-Related Investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests directly in Commodity-Related Investments.

To the extent the Fund invests in such instruments directly, it will seek to restrict its income from Commodity-Related Investments that do not generate qualifying income, such as certain commodity-related derivative instruments, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as described in more detail in the SAI. The tax treatment of certain Commodity-Related Investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Fund intends to hold certain Commodity-Related Investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that to the extent of the actual distributions made to the Fund from its Subsidiary, its “Subpart F” income attributable to its investment in the Subsidiary derived with respect to the Fund’s business of investing in stock, securities or currencies should be treated as “qualifying income”. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance.

Class A Shares and Class C Shares of the Fund have not yet commenced operations as of the date of this prospectus. Consequently, the bar chart shows the performance of the Fund's Class I Shares and the performance table compares the average annual total returns of the Fund's Class I Shares to those of a broad measure of market performance and additional indexes, including a blended benchmark that represents the investment strategy of the Fund. The Fund's Class I Shares are offered in a separate prospectus. Class A Shares and Class C Shares of the Fund would have substantially similar performance as Class I Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares and Class C Shares are higher than the expenses of Class I Shares and, therefore, returns for the Class A Shares and Class C Shares would be lower than those of the Class I Shares. Further, the bar chart and performance table figures do not include sales charges for Class A Shares. If sales charges were included, the returns would be lower.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.fsinvestments.com/chiron-funds-reports or by calling toll-free to 877-9-CHIRON (877-924-4766).

Best Quarter	Worst Quarter
19.74%	(16.30)%
(12/31/2020)	(03/31/2020)

The performance information shown above is based on a calendar year. The Fund's Class I Shares performance from 1/1/21 to 6/30/21 was 12.83%.

Average Annual Total Returns for Periods Ended December 31, 2020

This table compares the Fund’s Class I Shares average annual total returns for the periods ended December 31, 2020 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

FS CHIRON CAPITAL ALLOCATION FUND	1 Year	5 Years	Since Inception (11/30/15)
Fund Returns Before Taxes	25.03%	9.51%	9.05%
Fund Returns After Taxes on Distributions	24.85%	9.29%	8.84%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	14.89%	7.49%	7.11%
MSCI ACWI (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	16.25%	12.26%	11.63%
Bloomberg Barclays U.S. Aggregate Total Return Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	4.29%
60/40 MSCI ACWI (Net)/Bloomberg Barclays U.S. Aggregate Total Return Index (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	13.49%	9.37%	8.94%

Investment Adviser

Chiron Investment Management, LLC

Portfolio Managers

Ryan Caldwell, Partner, Chief Investment Officer and Lead Portfolio Manager, has managed the Fund since its inception in 2015.

Brian Cho, CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Scott Sullivan, Portfolio Manager, has managed the Fund since February 2019.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 20 of this prospectus.

FS CHIRON SMID OPPORTUNITIES FUND

Investment Objective

The FS Chiron SMid Opportunities Fund (the “Fund”) seeks long-term capital appreciation by pursuing a global investment strategy.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” on page 45 of this prospectus. Investors investing in the Fund through an intermediary should consult Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

1	Class A Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge ("CDSC") if redeemed within 18 months of purchase.
2	Class C Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.17%	1.17%
Total Annual Fund Operating Expenses	2.32%	3.07%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.87)%	(0.87)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.45%	2.20%

[1]	Chiron Investment Management, LLC (the “Adviser” or “Chiron”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding any class-specific expenses, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the Fund’s average daily net assets until February 28, 2023 (the “Expense Limitation”). In addition, Chiron may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors’ Inner Circle Fund III (the “Trust”) for any reason at any time, or (ii) by Chiron, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$640	$1,109	$1,603	$2,959
Class C Shares	$323	$867	$1,535	$3,323

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$640	$1,109	$1,603	$2,959
Class C Shares	$223	$867	$1,535	$3,323

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, in companies located around the globe and at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by small to middle market capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Small to middle market capitalization, or SMID, companies are companies with market capitalizations of $15.0 billion or less at the time of purchase. Securities in which the Fund may invest include common stock, including initial public offerings (“IPOs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), Real Estate Investment Trusts (“REITs”) and exchange traded funds (“ETFs”).

Chiron utilizes a “quantamental” approach, which combines quantitative and fundamental research. The quantitative process seeks to identify opportunities for capital appreciation in various industries, sectors and geographic areas with the fundamental approach seeking to identify changes not captured by the quantitative research, such as regulatory environment and industry dynamics. As markets are not static and go through various stages where growth, value or growth at a reasonable price (also known as “GARP,” which is a combination of growth and value styles) may be rewarded, Chiron seeks to identify the current stage in each market in which it invests and makes investment decisions accordingly, in order to capitalize on the underlying factors driving that particular market stage. Chiron aims to reduce volatility and risk through diversifying its investment choices across a wide range of industries, sectors and geographic areas.

Chiron also uses a quantamental approach to security selection. The quantitative process will include factors to determine which style of equities are attractive (growth, value or GARP) and which particular issues are attractive within each style. Fundamental research then further investigates the particular issues for information and changes that quantitative research cannot capture including management behavior, regulatory environment and industry dynamics. The melding of this process contributes to the decision as to which securities are selected for the Fund and the appropriate weighting each should have within the Fund.

Pursuant to its global investment strategy, the Fund has no geographic limits on where its investments may be located. Under normal market conditions, the Fund may allocate a substantial portion of its assets to non-U.S. securities, including emerging market issuers. An emerging market country is any country determined by Chiron to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries.

The Fund may use derivatives, including swaps, purchased options, futures and currency forward contracts, to attempt to both increase the return of the Fund and to hedge (protect) the value of the Fund’s assets. The Fund may use swaps, purchased options and/or futures to create long equity exposure without investing directly in equity securities. The Fund may also use currency forwards to increase or decrease exposure to a given currency.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Management Risk — The value of the Fund may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Small and Medium Capitalization Company Risk — The small and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small and medium capitalization companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Value Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Growth Style Risk — The Fund may pursue a “growth style” of investing, meaning that the Fund may invest in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other funds that use differing investing styles.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may result in an increase in the amount of distributions from the Fund taxed as ordinary income, which may limit the tax efficiency of the Fund.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Initial Public Offerings Risks — The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. The price of IPO shares may be volatile and may decline shortly after the IPO. IPOs may not be consistently available to the Fund for investing, and IPO shares may underperform relative to the shares of more established companies. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to portfolio turnover risk, which is discussed elsewhere in this section. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Depositary Receipt Risk — ADRs and GDRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. ADRs and GDRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Exchange Traded Funds Risk — When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Further, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. An ETF also may trade at a premium or discount to its net asset value (“NAV”), and the difference between an ETF’s trading price and its NAV may be magnified during market disruptions.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to correlation risk, leverage risk, liquidity risk and market risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk, liquidity risk and market risk are described elsewhere in this section. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment.

Leverage Risk — The risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs are subject to the risks associated with the direct ownership of real estate, which include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.

Class A Shares and Class C Shares of the Fund have not yet commenced operations as of the date of this prospectus. Consequently, the bar chart shows the performance of the Fund's Class I Shares and the performance table compares the average annual total returns of the Fund's Class I Shares to those of a broad measure of market performance. The Fund's Class I Shares are offered in a separate prospectus. Class A Shares and Class C Shares of the Fund would have substantially similar performance as Class I Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares and Class C Shares are higher than the expenses of Class I Shares and, therefore, returns for the Class A Shares and Class C Shares would be lower than those of the Class I Shares. Further, the bar chart and performance table figures do not include sales charges for Class A Shares. If sales charges were included, the returns would be lower.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.fsinvestments.com/chiron-funds-reports or by calling toll-free to 877-9-CHIRON (877-924-4766).

Best Quarter	Worst Quarter
22.15%	(31.80)%
(06/30/2020)	(03/31/2020)

The performance information shown above is based on a calendar year. The Fund's Class I Shares performance from 1/1/21 to 6/30/21 was 19.04%.

Average Annual Total Returns for Periods Ended December 31, 2020

This table compares the Fund’s Class I Shares average annual total returns for the periods ended December 31, 2020 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

FS CHIRON SMID OPPORTUNITIES FUND	1 Year	Since Inception (10/02/17)
Fund Returns Before Taxes	9.70%	7.97%
Fund Returns After Taxes on Distributions	9.62%	7.65%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	5.79%	6.11%
MSCI ACWI SMID Cap Index (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	15.67%	8.88%

Investment Adviser

Chiron Investment Management, LLC

Portfolio Managers

Brian Cho, CFA, Portfolio Manager, has managed the Fund since its inception in 2017.

Scott Sullivan, Portfolio Manager, has managed the Fund since February 2019.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 20 of this prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Class A Shares or Class C Shares of a Fund for the first time, you must invest at least $2,500. There is no minimum for subsequent investments. In its sole discretion, a Fund may waive the minimum initial investment amount or accept investments of smaller amounts from any investor, including, but not limited to:

•	current employees of Chiron and their friends and family members; and

•	investors who purchase shares through fee-based advisory platforms whose sponsoring financial institutions have entered into an agreement with the Fund’s distributor.

If you own your shares directly, you may redeem your shares on any day that the NYSE is open for business by contacting the Funds directly by mail at FS Chiron Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: FS Chiron Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 877-9-CHIRON (877-924-4766).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives and Principal Investment Strategies

Investment Objectives

The investment objective of the FS Chiron Capital Allocation Fund is to seek total return.

The investment objective of the FS Chiron SMid Opportunities Fund is to seek long-term capital appreciation by pursuing a global investment strategy.

The investment objective of each Fund may be changed without shareholder approval.

Principal Investment Strategies

FS Chiron Capital Allocation Fund

The Fund seeks to achieve its objective by allocating its assets among equity, debt, precious metals and cash investments in markets around the globe. Subject to the allocation targets below, the combination of the Fund’s investments will vary from time to time both with respect to the types of securities and markets, in response to changing market and economic trends. In deciding between equity and debt investments, the Fund utilizes a “quantamental” approach, which combines quantitative and fundamental research. The quantitative process identifies opportunities for growth with the fundamental approach identifying changes not captured by the quantitative research, such as regulatory environment and industry dynamics. As markets are not static and go through various stages, the Fund seeks to identify the current stage in each market in which it invests and makes investment decisions accordingly, in order to capitalize on the underlying factors driving that particular market stage. The Fund aims to reduce volatility and risk through diversifying its investment choices across a wide range of industries, sectors and geographic areas.

Under normal market conditions, the Fund intends to allocate its assets within the following ranges:

•	Equity investments: net exposure of 25-80% of the Fund’s net asset value (“NAV”)
•	Debt investments: net exposure of 10-50% of the Fund’s NAV
•	Precious metals investments: net exposure of 0-15% of the Fund’s NAV
•	Cash and cash equivalents investments: net exposure of 0-50% of the Fund’s NAV

The Fund’s net exposure generally equals the notional value of its long positions (i.e., assets purchased and still held) minus the notional value of its short positions (e.g., hedges to its long positions through derivatives).

•	Equity Investments: Equity securities in which the Fund may invest include common stock issued by companies of any market capitalization (including IPOs), ADRs, ETFs and securities of REITs. Chiron uses a quantamental approach to equity selection. The quantitative process will consider factors, including earnings quality, capital deployment, valuation and market reaction, to determine: which style of equities are attractive (growth (i.e., investing in equity securities of companies that Chiron believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies), value (i.e., focusing on companies with stocks that Chiron believes appear undervalued) or growth at a reasonable price (also known as “GARP,” which is a combination of growth and value styles)) and which particular issues are attractive within each style. Fundamental research then further investigates the particular issues for information and changes that quantitative research cannot capture including management behavior, regulatory environment and industry dynamics. The melding of this process contributes to the decision as to which securities are selected for the Fund and the appropriate weighting each should have within the Fund.

•	Debt Investments: The Fund may invest in any type of debt security without regard to credit ratings or time to maturity, including corporate bonds, convertible bonds, including contingent convertible bonds, structured notes, credit-linked notes, inflation protected securities, loan assignments and participations, high yield (or “junk”) bonds, distressed securities, mortgage- and asset-backed securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities. The Fund may also invest in preferred stocks, which are treated as debt securities for purposes of the above ranges. The Fund may invest an unlimited amount of its fixed income assets in high yield bonds, loan assignments and participations and distressed securities. The debt securities in which the Fund invests may include fixed rate or floating rate debt securities. Chiron also uses a quantamental approach to debt instrument selection. The quantitative process is used to screen for attractive corporate attributes, including earnings quality, capital deployment, valuation and market reaction. Fundamental analysis is then used to judge the relative pricing of debt instruments based on market conditions. Chiron may also seek to invest in sovereign debt securities with different maturities to help change and manage the duration in the Fund’s fixed income portfolio. Chiron uses a fundamental top-down process in evaluating issuers relative to political, economic, socioeconomic and market pricing dynamics.

•	Precious Metals Investments: The Fund's precious metals (including, but not limited to, gold, silver and platinum) investments include investments in equity and debt securities of precious metals-based companies (i.e., companies that explore for, extract, process or deal in precious metals) and investments in commodity futures contracts, other commodity-related derivative instruments and ETFs that invest in commodities and commodity-related derivative instruments.

The Fund has no geographic limits on where its investments may be located. This flexibility allows Chiron to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. Chiron will consider a variety of factors when selecting the markets, such as economic, social and political conditions, the rate of and potential for economic growth, natural resources, capital reinvestment and possible changes in currency exchange rates. Under normal market conditions, the Fund may allocate a substantial portion of its assets to non-U.S. securities, including a net exposure up to 25% of the Fund’s NAV in emerging market issuers. An emerging market country is any country determined by Chiron to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Fund also may invest in non-U.S. currencies, cash equivalents or bank deposits. The Fund may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in the PRC. The Fund may underweight or overweight a currency based on Chiron’s outlook.

The Fund may use derivatives, including options, futures, swaps and currency forward contracts, to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. The Fund may use options to create long or short equity exposure without investing directly in equity securities, while it may use futures to create long or short equity, fixed income, or U.S. Treasury exposure without investing directly in equity, fixed income or U.S. Treasury securities. The Fund may also use swaps to create long or short exposure without investing directly in the underlying assets. As well, the Fund may use currency forwards to increase or decrease exposure to a given currency.

The Fund may seek to gain exposure to certain markets, including precious metals and other commodity markets, in whole or in part, through investments in the Chiron Capital Allocation Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary, unlike the Fund, may have significant exposure to commodities through investments in commodity futures contracts, other commodity-related derivative instruments and pooled investment vehicles that invest in commodities and commodity-related derivative instruments (collectively, “Commodity-Related Investments”). The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by Chiron.

With respect to the Subsidiary’s investments, the Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the Fund; however, the Subsidiary (unlike the Fund) may invest a significant amount of its assets in Commodity-Related Investments. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary complies with the 1940 Act’s provisions relating to affiliated transactions and custody of assets.

FS Chiron SMid Opportunities Fund

The Fund seeks to achieve its objective by investing, under normal market conditions, in companies located around the globe and at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by small to middle market capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Small to middle market capitalization, or SMID, companies are companies with market capitalizations of $15.0 billion or less at the time of purchase. Securities in which the Fund may invest include common stock, including IPOs, ADRs, Global Depositary Receipts (“GDRs”), REITs and ETFs.

Chiron utilizes a “quantamental” approach, which combines quantitative and fundamental research. The quantitative process seeks to identify opportunities for capital appreciation in various industries, sectors and geographic areas with the fundamental approach seeking to identify changes not captured by the quantitative research, such as regulatory environment and industry dynamics. As markets are not static and go through various stages where growth, value or growth at a reasonable price (also known as “GARP,” which is a combination of growth and value styles) may be rewarded, Chiron seeks to identify the current stage in each market in which it invests and makes investment decisions accordingly, in order to capitalize on the underlying factors driving that particular market stage. Chiron aims to reduce volatility and risk through diversifying its investment choices across a wide range of industries, sectors and geographic areas.

Chiron also uses a quantamental approach to security selection. The quantitative process will include factors to determine which style of equities are attractive (growth, value or GARP) and which particular issues are attractive within each style. Fundamental research then further investigates the particular issues for information and changes that quantitative research cannot capture including management behavior, regulatory environment and industry dynamics. The melding of this process contributes to the decision as to which securities are selected for the Fund and the appropriate weighting each should have within the Fund.

Pursuant to its global investment strategy, the Fund has no geographic limits on where its investments may be located. This flexibility allows Chiron to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. Chiron will consider a variety of factors when selecting the markets, such as economic, social and political conditions, the rate of and potential for economic growth, natural resources, capital reinvestment and possible changes in currency exchange rates. Under normal market conditions, the Fund may allocate a substantial portion of its assets to non-U.S. securities, including emerging market issuers. An emerging market country is any country determined by Chiron to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Fund may underweight or overweight a currency based on Chiron’s outlook.

The Fund may use derivatives, including swaps, purchased options, futures and currency forward contracts, to attempt to both increase the return of the Fund and to hedge (protect) the value of the Fund’s assets. The Fund may use swaps, purchased options and/or futures to create long equity exposure without investing directly in equity securities. The Fund may also use currency forwards to increase or decrease exposure to a given currency.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. Each Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

More Information about Principal Risks

Investing in each Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Below is additional information about certain of the principal risks of investing in the Funds. The following list of risk factors describes some of the risks a Fund may bear through direct investments in securities and derivatives as well as some of the risks the FS Chiron Capital Allocation Fund may bear indirectly through its investment in the Subsidiary.

Asset-Backed Securities Risk (FS Chiron Capital Allocation Fund) — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk (FS Chiron Capital Allocation Fund) — The Fund may purchase assignments of portions of bank loans from third parties or by investing in participations in bank loans. With respect to loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and, therefore, direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and, therefore, assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain bank loans, including certain participations in bank loans, may be illiquid and the Fund may not be able to sell such loans quickly for a fair price. While a liquid secondary market for bank loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of bank loans are generally subject to the contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell bank loans, may negatively impact the transaction price, may result in delayed settlement of bank loan transactions, and/or may delay the Fund’s ability to make timely redemptions of Fund shares. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a bank loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities law.

Commodity-Related Investments Risk (FS Chiron Capital Allocation Fund) — Exposure to the commodities markets through Commodity-Related Investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments. Additionally, the value of Commodity-Related Investments may be influenced by, among other things, time to maturity, level of supply and demand for the instrument, interest rates, volatility and lack of liquidity in underlying markets, the performance of the reference commodity or instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference commodity or instrument. Further, a lack of liquidity, participation of speculators and government regulation and intervention, among other factors, may subject commodity markets to temporary distortions or other disruptions, which may, in turn, subject the Fund to losses.

Convertible Securities Risk (FS Chiron Capital Allocation Fund) — Convertible securities are bonds, debentures, notes or preferred stock that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Credit Risk (FS Chiron Capital Allocation Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities (junk bonds) involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities (junk bonds) may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency Risk (Both Funds) — Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Derivatives Risk (Both Funds) — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of an investment in the Fund to decrease. Forward Contracts Risk, Futures Contracts Risk, Options Risk and Swap Agreements Risk are each discussed below in further detail.

Equity Risk (Both Funds) — The price of equity securities may fall over short or extended periods of time. Equity security prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of equity securities held by a Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of equity securities issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Extension Risk (FS Chiron Capital Allocation Fund) — Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market Risk (FS Chiron Capital Allocation Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk (Both Funds) — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Contracts Risk (Both Funds) — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

Futures Contracts Risk (Both Funds) — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

High Yield Securities Risk (FS Chiron Capital Allocation Fund) — High Yield securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Interest Rate Risk (FS Chiron Capital Allocation Fund) — Interest rate risk is the risk that the Fund’s yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Investment in the Subsidiary Risk (FS Chiron Capital Allocation Fund) — The Fund may invest in the Subsidiary. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Commodity-Related Investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary, however, is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. The Fund, however, wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Leverage Risk (Both Funds) — A Fund’s investment in derivatives may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Both Funds) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Both Funds) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (FS Chiron Capital Allocation Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests may not be issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Options Risk (Both Funds) — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Prepayment Risk (FS Chiron Capital Allocation Fund) — The Fund’s investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

REITs Risk (Both Funds) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear the expenses of the REITs. A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act.

Stock Connect Investing Risk (FS Chiron Capital Allocation Fund) — The Fund may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares during the time when Stock Connect is not trading. Because of the way in which A-Shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Structured Notes Risk (FS Chiron Capital Allocation Fund) — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Swap Agreements Risk (Both Funds) — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. Swaps could result in losses to a Fund if the underlying reference asset does not perform as anticipated. The value of swaps, like other derivatives, may be volatile and may result in losses for a Fund. Swaps are also subject to correlation risk, credit risk, leverage risk, liquidity risk, market risk and valuation risk, each of which are discussed above. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

Tax Risk (FS Chiron Capital Allocation Fund) — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests directly in Commodity-Related Investments. In order for the Fund to qualify as a RIC under the Code, the Fund must, amongst other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test”, which is described in more detail in the section titled “Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-related derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its "Subpart F" income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Adviser will monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.

In addition, certain of the Fund’s Commodity-Related Investments, such as certain commodity-related derivative instruments, when made directly may not produce qualifying income to the Fund for purposes of satisfying the qualifying income test (as described in the SAI), which must be met in order for the Fund to maintain its status as a RIC under the Code. To the extent the Fund invests in Commodity-Related Investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.

The extent to which the Fund directly or indirectly invests in Commodity-Related Investments may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain Commodity-Related Investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. In addition to the quarterly portfolio holdings disclosure required by applicable law, within ten days after the end of each month, each Fund will post lists of its top 10 portfolio holdings, top 10 equity portfolio holdings and top 10 fixed income portfolio holdings, as applicable, on the internet at www.fsinvestments.com/chiron-funds-reports. The Adviser may exclude any portion of the portfolio holdings from such publication when deemed in the best interest of the Funds. Beginning on the day after any portfolio holdings information is posted on the Funds’ website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

Investment Adviser

Chiron Investment Management, LLC (“Chiron”), serves as the investment adviser to the Funds. Chiron’s principal place of business is located at 10 East 53rd Street, New York, NY 10022. As of June 30, 2021, Chiron had approximately $1.6 billion in assets under management.

Chiron makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”) supervises Chiron and establishes policies that Chiron must follow in its management activities.

For its services to the Funds, Chiron is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
FS Chiron Capital Allocation Fund	0.95%
FS Chiron SMid Opportunities Fund	0.90%

Chiron has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the FS Chiron SMid Opportunities Fund’s total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class-specific expenses, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the Fund’s average daily net assets until February 28, 2023 (the “Expense Limitation”). This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by Chiron, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

In addition, Chiron may receive from the FS Chiron SMid Opportunities Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the Fund’s Expense Limitation (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended October 31, 2020, Chiron received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Fund	Advisory Fees Paid
FS Chiron Capital Allocation Fund	0.95%
FS Chiron SMid Opportunities Fund	0.03%

The Subsidiary has entered into a separate investment advisory agreement with the Adviser for the management of the Subsidiary’s portfolio. The Subsidiary does not pay a separate management fee to the Adviser for these services. The services that the Adviser provides to the Subsidiary are similar to those that the Adviser provides to the FS Chiron Capital Allocation Fund, and the terms of the advisory agreement between the Adviser and the Subsidiary are similar to those of the advisory agreement between the Adviser and the FS Chiron Capital Allocation Fund. The board of directors of the Subsidiary supervises the Adviser with respect to its management of the Subsidiary’s portfolio and establishes policies and procedures that it must follow in its management activities. The Subsidiary (or the FS Chiron Capital Allocation Fund on behalf of the Subsidiary) has entered into contracts for the provision of custody, transfer agency, administrative and audit services with the same, or with affiliates of the same, service providers that provide those services to the FS Chiron Capital Allocation Fund. The FS Chiron Capital Allocation Fund bears the fees and expenses incurred in connection with such services. The Adviser, in its capacity as investment adviser to the Subsidiary, will comply with the investment advisory contract requirements of Section 15 of the 1940 Act.

A discussion regarding the basis for the Board’s approval of the Funds' investment advisory agreement is available in the Funds' Annual Report to Shareholders dated October 31, 2020, which covers the period from November 1, 2019 to October 31, 2020.

Portfolio Managers

The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day to day management of the Funds.

Ryan Caldwell serves as lead portfolio manager to the FS Chiron Capital Allocation Fund and is responsible for the day-to-day management of the Fund, which he has managed since its inception in 2015. Mr. Caldwell also currently serves as a co-portfolio manager for Chiron Global Opportunities Fund, a UCITS fund. From 2000 through the end of his tenure as co-portfolio manager in 2014, Mr. Caldwell helped lead portfolio management decision-making at Waddell & Reed’s Ivy Asset Strategy Fund, as well as for the W&R Asset Strategy and Ivy VIP Asset Strategy Funds. He holds a B.B.A. from Texas State University.

Brian Cho, CFA, Portfolio Manager, joined Chiron in 2015 and serves as co-portfolio manager to the FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund. Mr. Cho also currently serves as a co-portfolio manager for Chiron Global Opportunities Fund, a UCITS fund. Previously, Mr. Cho co-founded Empirical Research Partners, LLC, an independent research boutique, in 2002, for which he was a partner and Director of Quantitative Research until 2015. He holds a B.S. from the Massachusetts Institute of Technology.

Scott Sullivan, Portfolio Manager, joined Chiron in 2018 and serves as co-portfolio manager to the FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund. Mr. Sullivan also currently serves as a co-portfolio manager for Chiron Global Opportunities Fund, a UCITS fund. Previously, Mr. Sullivan worked as a portfolio manager for Ivy Investments/Waddell & Reed for 11 years, where he gained experience with both global multi-asset and small cap equity portfolios. He holds an M.B.A. from the Wisconsin School of Business and a B.S. from Tufts University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Class A Shares and Class C Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers three classes of shares to investors, Class I Shares, Class A Shares and Class C Shares. Each share class has its own cost structure and other features. The following summarizes the primary features of Class I Shares, Class A Shares and Class C Shares. Class I Shares are offered in a separate prospectus. Contact your financial intermediary or a Fund for more information about each Fund's share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimum	Features
Class I Shares	Class I Shares do not have any share class eligibility requirements.

Initial: $100,000, except that there is no minimum initial investment for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of a Fund through a financial intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

In its sole discretion, a Fund may waive the minimum initial investment amount or accept investments of smaller amounts from any investor, including, but not limited to:

• current employees of Chiron and their friends and family members; and

• investors who purchase shares through fee-based advisory platforms whose sponsoring financial institutions have entered into an agreement with the Fund's distributor.

Subsequent: None

Front-End Sales Charge - None Contingent Deferred Sales Charge ("CDSC") - None Rule 12b-1 Fee - None
Class A Shares	Class A Shares do not have any share class eligibility requirements.

Initial: $2,500

In its sole discretion, a Fund may waive the minimum initial investment amount or accept investments of smaller amounts from any investor, including, but not limited to:

• current employees of Chiron and their friends and family members; and

• investors who purchase shares through fee-based advisory platforms whose sponsoring financial institutions have entered into an agreement with the Fund's distributor.

Subsequent: None

Front-End Sales Charge: Maximum of 5.00% CDSC - None[1] Rule 12b-1 Fee - 0.25%

Class C Shares	Class C Shares do not have any share class eligibility requirements.

Initial: $2,500

In its sole discretion, a Fund may waive the minimum initial investment amount or accept investments of smaller amounts from any investor, including, but not limited to:

• current employees of Chiron and their friends and family members; and

• investors who purchase shares through fee-based advisory platforms whose sponsoring financial institutions have entered into an agreement with the Fund's distributor.

Subsequent: None

Front-End Sales Charge - None

CDSC - 1.00% if redeemed within 12 months of purchase

Rule 12b-1 Fee - 1.00%

Class C Shares automatically convert to Class A Shares after 8 years, provided that records held by the Funds or your financial intermediary verify Class C Shares have been held for at least 8 years.

[1]	Class A Shares purchases of $1,000,000 or more may be subject to a 1.00% CDSC if redeemed within 18 months of purchase.

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

Class A Shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). Each Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A Shares have lower ongoing distribution and shareholder services fees ("Rule 12b-1 Fees") than Class C Shares. Over time, Class C Shares can incur Rule 12b-1 Fees that are equal to or more than the front-end sales charge and Rule 12b-1 Fees you would pay for Class A Shares. Although the full amount of your purchase price of Class C Shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C Shares.

How to Purchase Fund Shares

Shares can be purchased directly from the Funds or through financial intermediaries.

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 877-9-CHIRON (877-924-4766).

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

FS Chiron Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

FS Chiron Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 877-9-CHIRON (877-924-4766) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class, and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA # 101000695

FS Chiron Funds

DDA # 9872013085

Ref: Fund name/share class/account number/account name

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, every other month, quarterly and annually in amounts of at least $100. To cancel or change a plan, write to the Funds at: FS Chiron Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: FS Chiron Funds, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of each Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase Class A Shares or Class C Shares of a Fund for the first time, you must invest at least $2,500. In its sole discretion, a Fund may waive the minimum initial investment amount or accept investments of smaller amounts from any investor, including, but not limited to:

•	current employees of Chiron and their friends and family members; and

•	investors who purchase shares through fee-based advisory platforms whose sponsoring financial institutions have entered into an agreement with the Fund’s distributor.

The Funds reserve the right to change the criteria for eligible investors, waive the minimum investment amount and accept investments of smaller amounts in their sole discretion.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact a Fund to purchase or exchange Class A Shares or Class C Shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
FS Chiron Capital Allocation Fund	Class A Shares	CCPAX	00775Y 827	8053
	Class C Shares	CCPCX	00775Y 819	8054
FS Chiron SMid Opportunities Fund	Class A Shares	CSAMX	00775Y 793	8055
	Class C Shares	CSCMX	00775Y 785	8056

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the NAV per share next determined after the Fund or an authorized institution (as defined below) receives your purchase order in proper form, plus any applicable front-end sales charge. “Proper form” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, a Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices for portfolio securities are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which a Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.

With respect to non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 877-9-CHIRON (877-924-4766).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 877-9-CHIRON (877-924-4766) for more information.

The sale price of each share will be the NAV next determined after a Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

FS Chiron Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

FS Chiron Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 877-9-CHIRON (877-924-4766) to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $1,000, you may transfer as little as $100 monthly, every other month, quarterly and annually from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in any combination of securities, as determined by the Adviser, with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Fund Shares

At no charge, you may exchange Class A Shares or Class C Shares of one Fund for Class A Shares or Class C Shares, respectively, of another Fund by writing to or calling the Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the Fund you exchange into.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you may also convert one class of shares of one Fund directly to another class of shares of the same Fund, where offered, by writing to or calling the Funds, subject to the minimum investment requirements and the fees and expenses of the share class you convert into. A conversion between share classes of the same Fund is not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses).

Automatic Conversion of Class C Shares to Class A Shares

Class C Shares automatically convert to Class A Shares in the same Fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C Shares has records verifying that the Class C Shares have been held for at least 8 years. Due to operational limitations at your financial intermediary, your ability to have your Class C Shares automatically converted to Class A Shares may be limited. (For example, automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such Class C Shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of Class C Shares to Class A Shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. Class C Shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A Shares on a pro rata basis with the Class C Shares. For purposes of calculating the time period remaining on the conversion of Class C Shares to Class A Shares, Class C Shares received on exchange retain their original purchase date. Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares to Class A Shares in the same Fund.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Sales Charges

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the next calculated NAV after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $25,000	5.00%	5.26%	5.00%
$25,000 but less than $50,000	4.50%	4.71%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and over[1]	None	None	None

1	Class A Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge ("CDSC") if redeemed within 18 months of purchase. See “Contingent Deferred Sales Charges” below for more information.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase Class A Shares directly from a Fund or through another intermediary in order to receive the desired waiver or discount. Investors investing in a Fund through an intermediary should consult "Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries" below, and Appendix A - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Waiver of Front-End Sales Charge – Class A Shares

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

•	Through reinvestment of dividends and distributions;
•	Through an account advised or sub-advised by the Adviser or its affiliates;
•	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of Class A Shares”);
•	By employees, officers and directors, and members of their family, of the Adviser and its affiliates;
•	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more FS Chiron Funds;
•	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
•	Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge; and
•	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or distributor.

You should inquire with your financial intermediary regarding whether a waiver of front-end sales charge is applicable to you.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charges

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Funds or their agent may request account statements if they are unable to verify your account information.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Funds or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. However, Class A Shares purchases of $1,000,000 or more of the Funds may be subject to a 1.00% CDSC if redeemed within 18 months of purchase.

You will not pay a front-end sales charge if you purchase Class C Shares. However, you may pay a CDSC of 1.00% on any Class C Shares you sell within 12 months after your purchase.

The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class A Shares or Class C Shares of one fund for Class A Shares or Class C Shares, respectively, of another fund in the FS Chiron Funds complex.

In addition, the CDSC may be waived under the following circumstances:

•	in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Class A Shares or Class C Shares being redeemed;

•	in the event of the death of the shareholder (including a registered joint owner); and

•	redemptions of Class A Shares or Class C Shares where the Funds' distributor did not pay a sales commission when such shares were purchased.

Please contact Shareholder Services at 877-9-CHIRON (877-924-4766) for more information.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and, therefore, is legally a part of this prospectus.

In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Funds' distributor may pay dealers up to 1.00% on investments of $1,000,000 or more in Class A Shares of the Funds, and 1.00% on investments in Class C Shares of the Funds. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law, which would subject such firms to the prospectus delivery requirements and liability provisions of the Securities Act of 1933, as amended.

The Funds’ distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds’ distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds’ distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Because this prospectus is available on the Funds' website free of charge, the Funds do not separately make information regarding the Funds' sales charges available on the website.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for Class A Shares and Class C Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 Fee for Class A Shares of a Fund is 0.25%, and the maximum annual Rule 12b-1 Fee for Class C Shares of a Fund is 1.00%. A financial intermediary that receives a 1.00% upfront commission on a purchase of Class A Shares of $1,000,000 or more or Class C Shares will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase.

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Funds invest in small cap securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Fund within any rolling thirty (30) calendar day period. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, a Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Subject to the Funds’ right to reject purchases as described in the "How to Purchase Fund Shares" section of this prospectus, your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 877-9-CHIRON (877-924-4766).

Dividends and Distributions

The FS Chiron Capital Allocation Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The FS Chiron SMid Opportunities Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether you receive them in cash or you reinvest them in additional shares of the Funds. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by each Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Certain Funds’ investment strategies may limit their ability to make distributions eligible for the reduced rates for qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The FS Chiron Capital Allocation Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests directly in commodities and in commodity-linked derivative instruments. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its "Subpart F" income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.

In addition, certain of the FS Chiron Capital Allocation Fund’s investments, such as Commodity-Related Investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in Commodity-Related Investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

If a Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Fund to qualify as a RIC.

The Funds may invest in REITs. The Code treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

A Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a RIC. Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the asset diversification requirement for qualification as a RIC. Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with each Fund’s determination with respect to certain derivatives.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because Class A Shares and Class C Shares of the Funds were not in operation as of the date of this prospectus, financial highlights are not available.

THE ADVISORS’ INNER CIRCLE FUND III

FS CHIRON FUNDS

Investment Adviser

Chiron Investment Management, LLC

10 East 53rd Street,

New York, New York 10022

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Appendix A to the prospectus - Intermediary-Specific Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated by reference into this prospectus. This means that Appendix A, for legal purposes, is a part of this prospectus.

Statement of Additional Information (“SAI”): The SAI, dated July 16, 2021, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: 877-9-CHIRON (877-924-4766)

By Mail:	FS Chiron Funds

P.O. Box 219009

Kansas City, MO 64121-9009

By Internet: www.fsinvestments.com/chiron-funds-reports

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: https://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

CHI-PS-003-0100

Appendix A

Intermediary-Specific Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge or contingent deferred sales charge ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive such waivers or discounts. Please see the “Sales Charges” section of the Class A Shares and Class C Shares prospectus for more information on sales charge discounts and waivers.

The following descriptions of financial intermediary sales charge waivers, discounts, policies or procedures, as the case may be, are reproduced based on information provided by the intermediary. The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed in the Class A Shares and Class C Shares prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, nor the Adviser, nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

The information in this Appendix is part of, and incorporated into, the Class A Shares and Class C Shares prospectus.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Class A Shares and Class C Shares prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the FS Chiron Fund family)
Shares exchanged from Class C Shares (i.e. level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

A-1

Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Trust, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Class A Shares and Class C Shares prospectus
Eligible shares purchased from the proceeds of redemptions within the FS Chiron Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A Shares and Class C Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Class A Shares and Class C Shares prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in the Class A Shares and Class C Shares prospectus
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Class A Shares and Class C Shares prospectus will be automatically calculated based on the aggregated holding of FS Chiron Fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible FS Chiron Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the FS Chiron Fund family, through Merrill Lynch, over a 13-month period of time

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Class A Shares and Class C Shares prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.

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•	Shares purchased within the FS Chiron Fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•	Shares purchased from the proceeds of redemptions within the FS Chiron Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in a Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Class A Shares and Class C Shares prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Class A Shares prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of FS Chiron Fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible FS Chiron Fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the FS Chiron Fund family, over a 13-month time period. Eligible FS Chiron Fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-3

Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A Shares, which may differ from and may be more limited than those disclosed elsewhere in the Class A Shares and Class C Shares prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same Fund pursuant to Morgan Stanley’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the FS Chiron Fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-4

STATEMENT OF ADDITIONAL INFORMATION

FS CHIRON CAPITAL ALLOCATION FUND

(formerly, Chiron Capital Allocation Fund)

(Class A Shares: CCPAX)

(Class C Shares: CCPCX)

FS CHIRON SMID OPPORTUNITIES FUND

(formerly, Chiron SMid Opportunities Fund)

(Class A Shares: CSAMX)

(Class C Shares: CSCMX)

each, a series of

THE ADVISORS’ INNER CIRCLE FUND III

July 16, 2021

Investment Adviser:

Chiron Investment Management, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund III (the “Trust”) and the FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund (each, a “Fund” and together, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds' Class A Shares and Class C Shares prospectus dated July 16, 2021, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated October 31, 2020, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus, Annual Report or Semi-Annual Report free of charge by writing to the Funds at FS Chiron Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: FS Chiron Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or calling the Funds toll-free at 877-9-CHIRON (877-924-4766).

i

July 16, 2021	CHI-SX-003-0100

ii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013, as amended September 10, 2020 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund or exchange traded fund ("ETF"), and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belongs solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in Class I Shares, Class A Shares and Class C Shares. Class I Shares of the Funds are offered in a separate statement of additional information. The different classes provide for variations in sales charges, distribution expenses and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on distribution expenses, see “Payments to Financial Intermediaries” in this SAI. The Trust reserves the right to create and issue additional classes of shares.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. Each Fund is classified as diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund’s stated investment policies, including those stated below.

American Depositary Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (the “NAV”) of the Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Interests in Non-Corporate Entities. The Funds may purchase interests in entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

•	Exchange-Traded Funds. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests, although lack of liquidity in an ETF could result in it being more volatile than the securities in which the ETF invests, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

ª	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

ª	Factors affecting an entire industry, such as increases in production costs; and

ª	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts (“REITs”). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Small Capitalization Issuers. Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Exchange-Traded Notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of Chiron Investment Management, LLC (the “Adviser”)), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes;

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains; and

▪	Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund's investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

ª	Are generally more volatile than, and not as developed or efficient as, those in the United States;

ª	Have substantially less volume;

ª	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

ª	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

ª	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

ª	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

ª	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

ª	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

ª	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

ª	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

ª	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

ª	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Investments in China. The People's Republic of China ("PRC") is an emerging market, and as a result, investments in securities of companies organized and listed in the PRC may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. The PRC may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in the PRC are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for a Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Shanghai-Hong Kong China Stock Connect Risk:

Investments in the China A-Shares. A Fund may invest in PRC A-Shares through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via Stock Connect a Fund is subject to the following additional risks:

•	General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but Stock Connect is not trading. As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

•	Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor’s ability to purchase, subscribe for or hold any PRC A-Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

•	Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

•	Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that the Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, the Fund may not have any proprietary interest in the PRC A-Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of the Fund’s investment in PRC A-Shares and the amount of its income and gains could be adversely affected.

•	Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

•	Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying PRC A-Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

•	Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund’s ability to invest in PRC A-Shares through the program on a timely basis.

•	Investor Compensation. A Fund will not benefit from the PRC Securities Investor Protection Fund in mainland PRC. The PRC Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland PRC is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the PRC Securities Regulatory Commission). Since the Fund is carrying out trading of PRC A-Shares through securities brokers in Hong Kong, but not mainland PRC brokers, therefore, it is not protected by the PRC Securities Investor Protection Fund.

That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of PRC A-Shares through the Stock Connect program, it would be compensated by Hong Kong’s Investor Compensation Fund.

Tax within the PRC. Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of the Funds.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in the PRC. The withholding is in general made by the relevant PRC tax resident company making such payments. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to PRC tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on a Fund.

The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the PRC Securities Regulatory Commission issued Caishui [2014] No. 81 on October 31, 2014 (“Notice 81”) and Caishui [2016] No. 127 on November 5, 2016 (“Notice 127”), both of which state that the capital gain from disposal of PRC A-Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 and Notice 127 also state that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Funds may be subject to such withholding income tax in the future. If, in the future, the PRC begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The PRC tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on a Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from a Fund’s investments in the PRC will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the NAV of a Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the PRC tax authorities is greater than that provided for by a Fund so that there is a shortfall in the tax provision amount, the NAV of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by PRC tax authorities is less than that provided for by a Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the PRC tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser of A Shares will accordingly be subject to PRC stamp duty, but a Fund will not be subject to PRC stamp duty when it acquires A Shares.

The Funds may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of PRC securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of the PRC and/or Ministry of Finance of the PRC to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Funds and their shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on a Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to a Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of a Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential PRC tax consequences that may be imposed on the Funds and their shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Funds.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as the Funds.

Foreign Currency Risk. While the Funds denominate their NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

ª	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

ª	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

ª	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

ª	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

ª	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

ª	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

ª	Have relatively unstable governments;

ª	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

ª	Offer less protection of property rights than more developed countries; and

ª	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Municipal Securities. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Bank Obligations. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

A Fund will only invest in a security issued by a commercial bank if the bank:

ª	Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

ª	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that a Fund may purchase.

Bank obligations include the following:

ª	Time Deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.

ª	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

ª	Bankers’ Acceptance. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See “Appendix A – Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody’s or BBB- by S&P or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Debt Securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

•	Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

•	Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Senior Loans and Bank Loans. Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks than those that would have been involved if a Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet a Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to a Fund).

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, a Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price a Fund pays or receives when it buys or sells a bank loan. Further, the Adviser’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may also enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to certain ETFs and procedures approved by the Board, the Funds may invest in such ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above, provided that the Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither such ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Funds' operation. Therefore, the Funds are not subject to regulation as commodity pools under the CEA and the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Funds. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, volatility index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

ª	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

ª	Allowing it to expire and losing its entire premium;

ª	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

ª	Closing it out in the secondary market at its current price.

ª	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

ª	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

ª	A call option on the same security or index with the same or lesser exercise price;

ª	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

ª	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

ª	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

ª	Entering into a short position in the underlying security;

ª	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

ª	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

ª	Maintaining the entire exercise price in liquid securities.

ª	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Credit Default Swaps

An option on a credit default swap gives the holder the right to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the credit default swap relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

ª	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

ª	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

ª	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid investments.

Participation Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and have no rights under a P-Note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

ª	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

ª	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

ª	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

ª	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

ª	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

ª	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

ª	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

ª	Have to purchase or sell the instrument underlying the contract;

ª	Not be able to hedge its investments; and/or

ª	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

ª	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

ª	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

ª	The facilities of the exchange may not be adequate to handle current trading volume;

ª	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

ª	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

ª	Actual and anticipated changes in interest rates;

ª	Fiscal and monetary policies; and

ª	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Investment in Subsidiary. The FS Chiron Capital Allocation Fund may seek to gain exposure to certain markets, including commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the FS Chiron Capital Allocation Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary, unlike the FS Chiron Capital Allocation Fund, may invest to a significant extent in commodity futures contracts, other commodity-related derivative instruments and commodities (collectively, “Commodity-Related Investments”). The Subsidiary may also invest in other instruments in which the FS Chiron Capital Allocation Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The FS Chiron Capital Allocation Fund may invest up to 25% of its total assets in the Subsidiary.

With respect to the Subsidiary’s investments, the Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the FS Chiron Capital Allocation Fund; however, the Subsidiary (unlike the FS Chiron Capital Allocation Fund) may invest a significant amount of its assets in Commodity-Related Investments. With respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the FS Chiron Capital Allocation Fund.

The Subsidiary is not registered under 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the FS Chiron Capital Allocation Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the FS Chiron Capital Allocation Fund and the Subsidiary, respectively, are organized, could result in the inability of the FS Chiron Capital Allocation Fund and/or the Subsidiary to operate as intended and could negatively affect the FS Chiron Capital Allocation Fund and its shareholders.

In order for the FS Chiron Capital Allocation Fund to qualify as a regulated investment company (“RIC”) under the Code the FS Chiron Capital Allocation Fund must, amongst other requirements, derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the “Taxes” section below. The FS Chiron Capital Allocation Fund’s investment in the Subsidiary is expected to provide the FS Chiron Capital Allocation Fund with exposure to commodities markets within the limitations of the federal tax requirements under Subchapter M of the Code. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-related derivatives) of the FS Chiron Capital Allocation Fund attributable to its investment in the Subsidiary is “qualifying income” to the FS Chiron Capital Allocation Fund to the extent that such income is derived with respect to the FS Chiron Capital Allocation Fund’s business of investing in stock, securities or currencies. The FS Chiron Capital Allocation Fund intends to secure an opinion of counsel based on customary representations that to the extent of actual distributions made to the FS Chiron Capital Allocation Fund by the Subsidiary, its “Subpart F” income attributable to its investment in the Subsidiary derived with respect to the FS Chiron Capital Allocation Fund’s business of investing in stock, securities or currencies should be treated as “qualifying income,” which is consistent with the Internal Revenue Service (the “IRS”) regulations. Accordingly, to the extent the Subsidiary makes distribution out of its earnings and profits, the FS Chiron Capital Allocation Fund expects such distributions to be treated as qualifying income. The Adviser will monitor the FS Chiron Capital Allocation Fund’s investments in the Subsidiary to ensure that no more than 25% of the FS Chiron Capital Allocation Fund’s assets are invested in the Subsidiary to ensure compliance with the FS Chiron Capital Allocation Fund’s asset diversification test as described in more detail in the “Taxes” section below.

In addition, certain of the FS Chiron Capital Allocation Fund’s investments, such as Commodity-Related Investments, when made directly, may not produce qualifying income to the FS Chiron Capital Allocation Fund. To the extent the FS Chiron Capital Allocation Fund invests in Commodity-Related Investments directly, the FS Chiron Capital Allocation Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Accordingly, the extent to which the FS Chiron Capital Allocation Fund invests in Commodity-Related Investments directly or through the Subsidiary may be limited by the qualifying income and asset diversification tests, which the FS Chiron Capital Allocation Fund must continue to satisfy to maintain its status as a RIC. As such, the FS Chiron Capital Allocation Fund might cease to qualify as a RIC or could be required to reduce its exposure to such investments, which may result in difficulty in implementing the FS Chiron Capital Allocation Fund’s investment strategy. If the FS Chiron Capital Allocation Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the FS Chiron Capital Allocation Fund’s taxable income would be subject to tax at the FS Chiron Capital Allocation Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to FS Chiron Capital Allocation Fund shareholders. See the “Taxes” section below for further detail.

In addition, for purposes of satisfying the asset diversification test (as described more fully in the “Taxes” section below) it may be difficult for the FS Chiron Capital Allocation Fund to identify the “issuer” of certain FS Chiron Capital Allocation Fund investments including any total return swaps used for indirect investment exposure. There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of FS Chiron Capital Allocation Fund investments and could disagree with the FS Chiron Capital Allocation Fund’s valuation of the underlying issuers to a particular derivative. Such an adverse determination could, therefore, jeopardize the FS Chiron Capital Allocation Fund’s status as a RIC, which would ultimately affect a shareholder’s return on its investment in the FS Chiron Capital Allocation Fund.

Illiquid Investments. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Commodity Investments. A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity investments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Adviser may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Commodity investments generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. Each Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

Investments in Volatility Indices. Each Fund may utilize futures, swaps, options, ETFs, ETNs or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index, or may invest in instruments designed to reflect the implied volatility of an underlying market. Investors generally use these securities to speculate or hedge against changes in implied volatility (and thereby, overall perceived risk) in the markets they track. As a general rule, volatility indices go up when investors are unsure about the outlook for the economy and the markets, and these indices go down when investors are content and/or confident in the outlook for the economy and the markets. These indices generally measure implied volatility based on derivatives prices (e.g., relative options prices and spreads); however, index levels and prices of investment tracking index levels are only indicators of current investor sentiment, and are not necessarily predictive of future index levels (i.e., there is always a possibility that an index level may go higher or lower in the future, regardless of the index’s current level).

An investment in an investment tracking a volatility index is subject to the risk that the investor’s interpretation of the index level is incorrect, thereby subjecting the investor to unexpected changes (or lack of changes) in the level of the relevant index and the price of the investment based on the level. Investment tracking volatility indices are also subject to the risks of flaws in the tracking methodology, as well as failures to track the index value due to market or other factors. Volatility swaps are also subject to counterparty credit risk, since the investor may lose money if the counterparty fails to meet its obligations. In addition, investments in volatility indices through ETFs or other investment companies are also subject to the risks of these types of securities as explained elsewhere in this SAI.

While investments in volatility indices may be used by the Fund in an effort to limit losses in a sharp market decline, there is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are also costs associated with entering into such investments, which can adversely impact returns.

•	Risks Associated with VIX Futures Contracts. VIX futures contracts are unlike traditional futures contracts and are not based on a tradable reference asset. The VIX Index is not directly investable, and the settlement price of a VIX futures contract is based on the calculation that determines the level of the VIX Index. As a result, the behavior of a VIX futures contract may be different from traditional futures contracts whose settlement price is based on a specific tradable asset. The prices of VIX futures contracts may be extremely volatile. When a Fund has an open VIX futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. VIX future contracts are subject to other risks associated with futures contracts, which are discussed under the "Derivatives" heading above.

Each Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a RIC under Subchapter M of the Code. It is uncertain whether VIX futures contracts produce qualifying income. Each Fund, however, intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits. A Fund's failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund. See the section entitled “Taxes” for additional information regarding the qualifying income test that each Fund must satisfy to qualify as a RIC.

Securities Lending. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Funds to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Restricted Securities. The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Funds may invest in to the Adviser.

Short Sales. The Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed–Delivery and Forward-Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

LIBOR Replacement Risk. The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On March 5, 2021, Ice Benchmark Administrator (“IBA”) clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

General Market Risk. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in the PRC in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent that it may be deemed to be an underwriter in connection with the disposition of portfolio securities, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

Each Fund’s investment objective and the following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

Each Fund may not:

1.	Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

2.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.	Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

4.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

5.	Purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (not including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to the Funds’ policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

THE ADVISER

General. Chiron Investment Management, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 10 East 53rd Street, New York, NY 10022. The Adviser is a majority-owned subsidiary of Franklin Square Holdings, L.P. As of June 30, 2021, the Adviser had approximately $1.6 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding voting securities of the Fund, or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
FS Chiron Capital Allocation Fund	0.95%
FS Chiron SMid Opportunities Fund	0.90%

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the FS Chiron SMid Opportunities Fund’s total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class-specific expenses, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the Fund’s average daily net assets until February 28, 2023 (the “Expense Limitation”). This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

In addition, the Adviser may receive from the FS Chiron SMid Opportunities Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the Fund’s Expense Limitation (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal years ended October 31, 2018, 2019 and 2020, the Funds paid the Adviser the following advisory fees:

Fund	Contractual Advisory Fees			Fees Waived by the Adviser[1,2]			Total Fees Paid to the Adviser (After Waivers)[3]
	2018	2019	2020	2018	2019	2020	2018	2019	2020
FS Chiron Capital Allocation Fund	$19,293,321	$15,509,854	$8,232,280	$0	$0	$0	$19,727,724	$15,509,854	$8,232,280
FS Chiron SMid Opportunities Fund	$79,719	$97,154	$82,424	$79,719	$92,619	$79,282	$0	$4,535	$3,142

1	For the fiscal year ended October 31, 2018, the Adviser additionally reimbursed fees of $63,264 for the FS Chiron SMid Opportunities Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.
2	Prior to February 28, 2018, the Adviser had entered into a contractual expense limitation agreement with respect to the FS Chiron Capital Allocation Fund.
3	During the fiscal year ended October 31, 2018, the Adviser recovered previously waived and reimbursed fees of $434,403 for the FS Chiron Capital Allocation Fund.

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser seeks to operate a fully flexible policy on the variable components of compensation, with the possibility of not paying any variable component in certain circumstances. Any variable component of compensation will be related to performance achieved over time and designed in a way that does not reward failure or adversely affect the Adviser’s financial situation.

The objective of compensation is to ensure that the Adviser maintains a sound and prudent compensation process, taking into consideration the size, nature, scope and complexity of the investment management activities undertaken by the portfolio managers.

The compensation plan for portfolio managers is composed of the following elements:

•	a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, the Adviser reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience and asset style managed;

•	a bonus structure linked to investment performance, described below; and

•	profit-participation, linked to the performance of the Adviser.

Portfolio managers may receive discretionary annual performance-based bonuses. The performance-based bonus consists of many considerations, including the performance of the portfolio managed by each portfolio manager against the performance of managers of the same investment style at other firms and the contributions of the portfolio manager to the overall culture and accomplishments of the organization. Executive management of the Adviser is responsible for setting the compensation and for its on-going review.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned (Fund)[1]
Ryan Caldwell	Over $1,000,000 (FS Chiron Capital Allocation Fund) Over $1,000,000 (FS Chiron SMid Opportunities Fund)
Brian Cho, CFA	Over $1,000,000 (FS Chiron Capital Allocation Fund) $500,001 - $1,000,000 (FS Chiron SMid Opportunities Fund)
Scott Sullivan	None

[1]	Valuation date is October 31, 2020.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2020.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets
Ryan Caldwell	0	$0	1	$297.1	0	$0
Brian Cho, CFA	0	$0	1	$297.1	0	$0
Scott Sullivan	0	$0	1	$297.1	0	$0

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Funds and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Funds. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Adviser has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an amended and restated administration agreement dated November 16, 2018 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums.

For the fiscal years ended October 31, 2018, 2019 and 2020, the Funds paid the following amounts for these services:

Fund	Administration Fees Paid
	2018	2019	2020
FS Chiron Capital Allocation Fund	$1,425,696	$1,153,401	$669,893
FS Chiron SMid Opportunities Fund	$6,167	$7,646	$7,264

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014, as amended (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Class A Shares and Class C Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Funds. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Funds may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur. Examples of non-distribution services for which the Funds may pay under the Rule 12b-1 Plan include, but are not limited to, maintaining shareholder accounts, arranging bank wires, responding to shareholder inquiries relating to the services performed by Fund service providers, assisting shareholders in changing distribution options, account designations and addresses, and forwarding shareholder communications from the Funds to shareholders.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Class A Shares and up to 1.00% of the average daily net assets of the Class C Shares as compensation for distribution and shareholder services. The shareholder services component of the foregoing fee for Class C Shares is limited to 0.25% of the average daily net assets of the class. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. A financial intermediary that receives a 1.00% upfront commission on a purchase of Class A Shares of $1,000,000 or more or C Class Shares will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Other Payments by the Funds. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Such non-distribution services include those described above under "Distribution Plan." Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc. (the “Transfer Agent”), 333 West 11th Street, Kansas City, Missouri 64105, serves as the Funds’ transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), 40 Water Street, Boston, Massachusetts 02109-3661, acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended October 31, 2020.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and thus have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. William Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Jon Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011 to 2019.	Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1	Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Ms. Maynard-Elliott should serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
William M. Doran	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	Over $100,000 (FS Chiron SMid Opportunities Fund)	Over $100,000
Nichelle Maynard-Elliott[3]	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

1	Valuation date is December 31, 2020.
2	The Funds are the only funds in the family of investment companies.
3	Joined the Board on June 23, 2021.

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal year ended October 31, 2020.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$89,002	N/A	N/A	$89,002 for service on one (1) board
Thomas P. Lemke	$89,002	N/A	N/A	$89,002 for service on one (1) board
Nichelle Maynard-Elliott[2]	$0	N/A	N/A	$0 for service on one (1) board
Jay C. Nadel	$89,002	N/A	N/A	$89,002 for service on one (1) board
Randall S. Yanker	$89,002	N/A	N/A	$89,002 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.
2	Joined the Board on June 23, 2021.

Trust Officers. Set forth below are the names, years of birth, positions with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of the Subsidiary and one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange-traded options on securities and indices purchased by each Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange-traded options on securities and indices written by each Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange-traded option, each Fund will follow the rules regarding the valuation of exchange-traded options. If the OTC option is not also an exchange-traded option, each Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180 day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund has elected and intends to qualify each year to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF, an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible for the reduced rates for qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible for the dividends-received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, cause the Funds to recognize income or gain without a corresponding receipt of cash, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require the Funds to sell securities at a time when the Adviser might not otherwise have chosen to do so to mitigate the effect of these rules to prevent disqualification of each Fund as a RIC.

Certain derivative investments by the Funds, such as investments in exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for each Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with each Fund’s determination of the “Asset Test” with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Funds intend to invest in certain MLPs which may be treated as qualified publicly traded partnerships (“QPTPs”). Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income and Asset Tests.

Investments in QPTPs may require the Funds to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by a Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares.

MLPs and other partnerships that a Fund may invest in will deliver Schedules K-1 to a Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Funds (or their administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership,” as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends-received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

The FS Chiron Capital Allocation Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.

In addition, certain of the FS Chiron Capital Allocation Fund’s investments, such as Commodity-Related Investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in Commodity-Related Investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Controlled Foreign Corporation. A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of Subpart F of the Code. A foreign corporation is a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” will increase the Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of a Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year. It is expected that the Subsidiary will be treated as a CFC, and that the FS Chiron Capital Allocation Fund will be treated as a “U.S. Shareholder” in the Subsidiary.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Funds.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2018, 2019 and 2020, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2018	2019	2020
FS Chiron Capital Allocation Fund	$4,007,451	$3,254,794	$2,111,241
FS Chiron SMid Opportunities Fund	$18,726	$16,781	$13,379

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2020, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
FS Chiron Capital Allocation Fund	$1,175,405	$1,577,751,350
FS Chiron SMid Opportunities Fund	$6,964	$7,562,390

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2018, 2019 and 2020, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2020, the Funds did not hold any securities of their regular brokers and dealers.

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2019 and 2020, the Funds’ portfolio turnover rates were as follows:

Fund	Portfolio Turnover Rates
	2019	2020
FS Chiron Capital Allocation Fund	161%	202%
FS Chiron SMid Opportunities Fund	100%	91%

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of the Funds’ shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and each Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Complete schedules of investments filed with the SEC on Form N-CSR and as exhibits to Form N-PORT are not distributed to Fund shareholders but are available, free of charge, on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its complete schedule of investments will be available without charge, upon request, by calling 877-9-CHIRON (877-924-4766).

In addition to the quarterly portfolio holdings disclosure required by applicable law, within ten days after the end of each month, each Fund will post lists of its top 10 portfolio holdings, top 10 equity portfolio holdings and top 10 fixed income portfolio holdings, as applicable, on the internet at www.fsinvestments.com/chiron-funds-reports. The Adviser may exclude any portion of the portfolio holdings from such publication when deemed in the best interest of the Funds. Beginning on the day after any portfolio holdings information is posted on the Funds’ website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Funds’ Adviser, Administrator, Custodian, Transfer Agent, financial printer, pricing vendors, liquidity analytics vendors, class action reclaim vendors and foreign tax reclaim vendors and other vendors that provide the Adviser with various middle office, back office, client reporting and portfolio analytics services in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds’ portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of a Fund’s shareholders and that to the extent conflicts between the interests of a Fund’s shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and their affiliates or recipients of the Funds’ portfolio holdings information.

The Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of a Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of a Fund, an investor in such an account may be able to infer the portfolio holdings of a Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, and any person who is serving or has served at the Trust’s request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser’s proxy voting policies and procedures provide that the Adviser typically will vote proxies in accordance with the recommendations made by Institutional Shareholder Services, Inc. (“ISS”), and in the best interest of clients and Fund shareholders. However, because ISS’ guidelines do not address all potential voting issues, and because there may be voting issues with which the Adviser disagrees with ISS’ recommendations, there may be instances where the Adviser may not vote strictly according to the ISS’ guidelines. In such a case, the Adviser submits the matter to its proxy voting committee.

In situations where the Adviser’s interests conflict, or appear to conflict, with client interests, the proxy voting committee will take one of the following steps to resolve the conflict: (i) vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS; (ii) refer the proxy to the client or to a fiduciary of the client for voting purposes; (iii) vote the securities in accordance with the best interest of clients, as determined in good faith by the committee, without consideration of any benefit to the Adviser or its affiliates; or (iv) ask its proxy voting committee to determine the nature and materiality of the conflict and vote the proxy in a manner the committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Adviser or its affiliates.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 877-9-CHIRON (877-924-4766) and (ii) on the SEC’s website at https://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of July 9, 2021, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

Because Class A Shares and Class C Shares of the Funds had not commenced operations as of the date of this SAI, Class A Shares and Class C Shares do not have any record or beneficial owners to report.

FS Chiron Capital Allocation Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class I	21.74%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	Class I	21.12%
SPEC CDY A/C EXCL BEN CUST OF UBSFS ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class I	14.73%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Class I	7.62%
MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	Class I	5.68%

FS Chiron SMid Opportunities Fund
Name and Address	Class of Shares	% of Class
CSMOX SCV FEEDER I LLC 201 ROUSE BLVD PHILADELPHIA PA 19112-1902	Class I	49.36%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Class I	14.79%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class I	9.42%
RAYMOND JAMES ASSOC INC FBO ST KITTS NEVIS ANGUILLA NB LTD CENTRAL STREET BASSETERRE ST KITTS AND NEVIS 165	Class I	7.51%

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors’ Inner Circle Fund III’s (the “Registrant”) Certificate of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(2) Registrant’s Agreement and Declaration of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(3) Amendment No. 1 to the Registrant’s Agreement and Declaration of Trust, dated September 10, 2020, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(b)(1) Registrant’s Amended and Restated By-Laws, dated September 18, 2014, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(b)(2) Amendment No. 1, dated June 25, 2020, to the Registrant’s Amended and Restated By-Laws is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 242 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014043 on July 20, 2020.

(c) See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (a)(2) to this Registration Statement.

(d)(1)(i) Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife Investment Management, LLC (“MetLife”), relating to the MetLife Core Plus Fund and MetLife Multi-Sector Fixed Income Fund (together, the “MetLife Funds”), is incorporated herein by reference to Exhibit (d)(1)(iv) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(d)(1)(ii) Amendment, dated July 1, 2019, to the Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-016580 on September 13, 2019.

(d)(1)(iii) Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”), relating to the Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund and Knights of Columbus International Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(d)(1)(iv) Amended Schedule A, dated September 4, 2019, to the Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund, Knights of Columbus International Equity Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus U.S. All Cap Index Fund and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund) (the “Knights of Columbus Funds”), is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(1)(v) Investment Advisory Agreement, dated February 28, 2020, between the Registrant and Chiron Investment Management, LLC (“Chiron”), relating to the FS Chiron SMid Opportunities Fund (formerly, Chiron SMid Opportunities Fund) and FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund) (the “FS Chiron Funds”), is incorporated herein by reference to Exhibit (d)(1)(vi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(vi) Investment Advisory Agreement, dated October 30, 2015, between the Registrant and PineBridge Investments LLC (“PineBridge”), relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(1)(vii) Investment Advisory Agreement, dated September 22, 2016, between the Registrant and Strategic Global Advisors, LLC (“Strategic Global Advisors”), relating to the SGA International Equity Fund, SGA International Equity Plus Fund, SGA International Small-Mid Cap Equity Fund and SGA Global Equity Fund (together, the “Strategic Global Advisors Funds”), is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(d)(1)(viii) Investment Advisory Agreement, dated April 30, 2020, between the Registrant and RWC Asset Advisors (US) LLC (“RWC”), relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 283 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-006410 on March 12, 2021.

(d)(1)(ix) Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners LLC (“GQG Partners”), relating to the GQG Partners Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(1)(x) Amended Schedule A, dated March 31, 2020, to the Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund, (together, the “GQG Equity Funds”), is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(xi) Investment Advisory Agreement, dated June 28, 2021, between the Registrant and GQG Partners, relating to the GQG Partners International Quality Dividend Income Fund, GQG Partners US Quality Dividend Income Fund, and GQG Partners Global Quality Dividend Income Fund (together, the “GQG Dividend Income Funds”), is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(d)(1)(xii) Investment Advisory Agreement, dated March 31, 2020, between the Registrant and Ninety One North America, Inc. (“Ninety One”), relating to the Ninety One Global Franchise Fund and Ninety One Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xii) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(xiii) Amended Schedule A, dated [XX], to the Investment Advisory Agreement, dated March 31, 2020, between the Registrant and Ninety One, relating to the Ninety One Global Franchise Fund, Ninety One Emerging Markets Equity Fund, Ninety One Global Environment Fund and Ninety One International Franchise Fund (together, the “Ninety One Funds”), to be filed by amendment.

(d)(1)(xiv) Investment Advisory Agreement, dated May 18, 2018, between the Registrant and Penn Mutual Asset Management, LLC (“PMAM”), relating to the Penn Mutual AM Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(1)(xvii) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(d)(1)(xv) Amended Schedule A, dated July 29, 2020, to the Investment Advisory Agreement, dated May 18, 2018, between the Registrant and Penn Mutual Asset Management, LLC (“PMAM”), relating to the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (together, the “Penn Mutual Funds”), is incorporated herein by reference to Exhibit (d)(1)(xv) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014613 on July 29, 2020.

(d)(1)(xvi) Investment Advisory Agreement, dated September 21, 2018, between the Registrant and KBI Global Investors (North America) Ltd (“KBI”), relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(1)(xix) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(1)(xvii) Investment Advisory Agreement, dated November 16, 2018, between the Registrant and Mesirow Financial Investment Management, Inc. (“MFIM”), relating to the Mesirow Financial Enhanced Core Plus Fund, Mesirow Financial High Yield Fund and Mesirow Financial Small Cap Value Sustainability Fund (together, the “Mesirow Financial Funds”), is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(d)(1)(xviii) Amended Schedule A, dated July 10, 2019, to the Investment Advisory Agreement, dated November 16, 2018, between the Registrant and MFIM, relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (d)(1)(xxi) of Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-013145 on July 30, 2019.

(d)(1)(xix) Third Amended and Restated Investment Advisory Agreement, dated December 13, 2019, between the Registrant and Aperture Investors, LLC (“Aperture”), relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(d)(1)(xx) Schedule D, dated July 14, 2020, to the Third Amended and Restated Investment Advisory Agreement, dated December 13, 2019, between the Registrant and Aperture, relating to the Aperture International Equity Fund (together with the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, the “Aperture Funds”), is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(d)(1)(xxi) Investment Advisory Agreement, dated January 3, 2019, between the Registrant and Nicholas Investment Partners, L.P. (“Nicholas”), relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(1)(xxii) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(1)(xxii) Amended and Restated Investment Advisory Agreement, dated December 10, 2020, between the Registrant and Rayliant Asset Management (“Rayliant”), relating to the Rayliant Quantamental China Equity Fund and Rayliant Quantamental China Equity ETF (together, the “Rayliant Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxii) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(d)(1)(xxiii) Investment Advisory Agreement, dated September 30, 2020 between the Registrant and Chevy Chase Trust Company (“CCT”), relating to the CCT Thematic Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(1)(xxiv) Investment Advisory Agreement, dated October 30, 2020 between the Registrant and Reflection Asset Management, LLC (“Reflection”), relating to the Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF), is incorporated herein by reference to Exhibit (d)(1)(xxvii) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(1)(xxv) Investment Advisory Agreement, dated December 15, 2020, between the Registrant and SouthernSun Asset Management, LLC (“SouthernSun”), relating to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund (together, the “SouthernSun Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxiv) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(d)(1)(xxvi) Investment Advisory Agreement, dated December 9, 2020, between the Registrant and Brookmont Capital Management, LLC (“Brookmont”), relating to the First Foundation Fixed Income Fund and First Foundation Total Return Fund (together, the “First Foundation Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(1)(xxvii) Investment Advisory Agreement, dated November 24, 2020, between the Registrant and Chiron Capital Allocation Fund Ltd., relating to the FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund), is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(d)(1)(xxviii) Investment Advisory Agreement, dated December 15, 2020, between the Registrant and Legal & General Investment Management America, Inc. (“LGIMA”), relating to the Legal & General Retirement Income 2040 Fund, Legal & General Global Developed Equity Index Fund, Legal & General Cash Flow Matched Bond Fund, Legal & General Long Duration U.S. Credit Fund and Legal & General U.S. Credit Fund (together, the “LGIMA Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxix) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(d)(1)(xxix) Investment Advisory Agreement, dated March 29, 2021, between the Registrant and Democracy Investment Management LLC (“Democracy”), relating to the Democracy International Fund, is incorporated herein by reference to Exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(d)(1)(xxx) Investment Advisory Agreement, dated April 20, 2021, between the Registrant and ARGA Investment Management, LP (“ARGA”), relating to the ARGA Emerging Markets Value Fund and ARGA International Value Fund (together, the “ARGA Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxx) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-009257 on April 30, 2021.

(d)(1)(xxxi) Investment Advisory Agreement, dated [XX], between the Registrant and KKM Financial LLC (“KKM”), relating to the Valkyrie Innovative Balance Sheet ETF, to be filed by amendment.

(d)(2)(i) Investment Sub-Advisory Agreement, dated September 10, 2019, between Knights of Columbus Asset Advisors and L2 Asset Management, LLC (“L2”), is incorporated herein by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(2)(ii) Investment Sub-Advisory Agreement, dated July 24, 2019, between Knights of Columbus Asset Advisors and Ranger Global Real Estate Advisors, LLC (“Ranger”), is incorporated herein by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated October 30, 2020, between Reflection and Exchange Traded Concepts, LLC (“ETC”), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated January 8, 2021, between Brookmont and First Foundation Advisors (“First Foundation”), is incorporated herein by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(2)(v) Investment Sub-Advisory Agreement, dated March 29, 2021, between Democracy and Vident Investment Advisory, LLC (“Vident”), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(d)(2)(vi) Investment Sub-Advisory Agreement, dated [XX], between KKM and ETC, to be filed by amendment.

(d)(3)(i) Expense Limitation Agreement, dated September 15, 2017, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(3)(iv) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(d)(3)(ii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(3)(iii) Amended Schedule A, dated July 20, 2020, to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(iv) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(d)(3)(iv) Expense Limitation Agreement, dated October 30, 2015, between the Registrant and Chiron, is incorporated herein by reference to Exhibit (d)(3)(vii) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000852 on November 23, 2015.

(d)(3)(v) Amended and Restated Schedule A, dated July 16, 2021, to the Expense Limitation Agreement, dated October 30, 2015, between the Registrant and Chiron, relating to the FS Chiron SMid Opportunities Fund (formerly, Chiron SMid Opportunities Fund), is filed herewith.

(d)(3)(vi) Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(3)(vii) Amended Schedule A, dated April 26, 2019, to the Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(ix) of Post-Effective Amendment No. 184 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007386 on April 30, 2019.

(d)(3)(viii) Expense Limitation Agreement, dated September 22, 2016, between the Registrant and Strategic Global Advisors, relating to the Strategic Global Advisors Funds, is incorporated herein by reference to Exhibit (d)(3)(ix) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(d)(3)(ix) Expense Limitation Agreement, dated November 1, 2016, between the Registrant and RWC, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(x) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(3)(x) Expense Limitation Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Partners Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xii) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(3)(xi) Amended Schedule A, dated September 30, 2020, to the Expense Limitation Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Equity Funds, is incorporated herein by reference to Exhibit (d)(3)(xi) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(d)(3)(xii) Expense Limitation Agreement, dated June 28, 2021, between the Registrant and GQG Partners, relating to the GQG Dividend Income Funds, is incorporated herein by reference to Exhibit (d)(3)(xiii) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(d)(3)(xiii) Expense Limitation Agreement, dated July 17, 2017, between the Registrant and Ninety One, relating to the Ninety One Global Franchise Fund, is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000992 on September 29, 2017.

(d)(3)(xiv) Amended Schedule A, dated March 1, 2019, to the Expense Limitation Agreement, dated July 17, 2017, between the Registrant and Ninety One, relating to the Ninety One Global Franchise Fund and Ninety One Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xvii) of Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-010094 on June 5, 2019.

(d)(3)(xv) Expense Limitation Agreement, dated [XX], between the Registrant and Ninety One, relating to the Ninety One Funds, to be filed by amendment.

(d)(3)(xvi) Expense Limitation Agreement, dated May 18, 2018, between the Registrant and PMAM, relating to the Penn Mutual AM Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(d)(3)(xvii) Amended Schedule A, dated July 29, 2020 to the Expense Limitation Agreement, dated December 31, 2019, between the Registrant and PMAM, relating to the Penn Mutual Funds, is incorporated herein by reference to Exhibit (d)(3)(xvi) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014613 on July 29, 2020.

(d)(3)(xviii) Expense Limitation Agreement, dated September 21, 2018, between the Registrant and KBI, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(3)(xix) Expense Limitation Agreement, dated November 16, 2018, between the Registrant and MFIM, relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (d)(3)(xxii) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(d)(3)(xx) Amended Schedule A, dated July 10, 2019, to the Expense Limitation Agreement, dated November 16, 2018, between the Registrant and MFIM relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (d)(3)(xxii) of Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-013145 on July 30, 2019.

(d)(3)(xxi) Expense Limitation Agreement, dated December 26, 2018, between the Registrant and Aperture, relating to the Aperture New World Opportunities Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 167 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-018671 on December 28, 2018.

(d)(3)(xxii) Amended Schedule A, dated December 13, 2019, to the Expense Limitation Agreement, dated December 26, 2018, between the Registrant and Aperture, relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(d)(3)(xxiii) Expense Limitation Agreement, dated January 3, 2019, between the Registrant and Nicholas, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiv) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(3)(xxiv) Expense Limitation Agreement, dated December 10, 2020, between the Registrant and Rayliant, related to the Rayliant Funds, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(d)(3)(xxv) Expense Limitation Agreement, dated September 30, 2020, between the Registrant and CCT, related to the CCT Thematic Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xxvi) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(3)(xxvi) Expense Limitation Agreement, dated December 15, 2020, between the Registrant and SouthernSun, related to the SouthernSun Funds, is incorporated herein by reference to Exhibit (d)(3)(xxv) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(d)(3)(xxvii) Expense Limitation Agreement, dated December 9, 2020, between the Registrant and Brookmont, related to the First Foundation Funds, is incorporated herein by reference to Exhibit (d)(3)(xxvi) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(3)(xxviii) Expense Limitation Agreement, dated December 15, 2020, between the Registrant and LGIMA, related to the LGIMA Funds, is incorporated herein by reference to Exhibit (d)(3)(xxvii) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(d)(3)(xxix) Expense Limitation Agreement, dated April 20, 2021, between the Registrant and ARGA, relating to the ARGA Funds, is incorporated herein by reference to Exhibit (d)(3)(xxx) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-009257 on April 30, 2021.

(d)(3)(xxx) Fee Waiver and Expense Reimbursement Agreement, dated March 30, 2021, between the Registrant and Democracy, relating to the Democracy International Fund, is incorporated herein by reference to Exhibit (d)(3)(xxx) of Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007952 on April 12, 2021.

(e)(1)(i) Distribution Agreement, dated February 12, 2014, between the Registrant and SEI Investments Distribution Co. (“SIDCO”), is incorporated herein by reference to Exhibit (e) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(e)(1)(ii) Amendment No. 1, dated December 7, 2017, to the Distribution Agreement, dated February 12, 2014, between the Registrant and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(ii) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(e)(1)(iii) Distribution Services Agreement, dated December 23, 2020, between Rayliant and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(ii) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(e)(1)(iv) Distribution Services Agreement, dated March 30, 2021, between Democracy and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(iv) of Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007952 on April 12, 2021.

(e)(2) Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(f) Not Applicable.

(g)(1)(i) Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(g)(1)(ii) Amended Schedule I, dated October 1, 2014, to the Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g)(1)(ii) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-14-000692 on November 4, 2014.

(g)(2)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(g)(2)(ii) Amendment, dated June 1, 2021, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(2)(ii) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(g)(2)(iii) Joinder, dated December 16, 2020, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(2)(iii) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(g)(3)(i) Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(i) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(g)(3)(ii) Amended Appendix A, dated August 12, 2020, to the Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(iv) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(g)(4)(i) Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(g)(4)(ii) Amended Exhibit A, dated February 2, 2021, to the Custodian and Transfer Agent Agreement dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(4)(ii) of Post-Effective Amendment No. 285 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007952 on April 12, 2021.

(h)(1)(i) Amended and Restated Administration Agreement, dated November 16, 2018, between the Registrant and SEI Investments Global Funds Services (“SEI GFS”), is incorporated herein by reference to Exhibit (h)(1)(i) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i) Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(4) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(2)(i)(a) Amendment No. 1, dated April 30, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(a) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(b) Amendment, dated June 19, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(b) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(c) Amendment, dated June 26, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(c) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(d) Advisor Complex Schedule relating to the MetLife Funds, dated December 18, 2014, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(d) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000574 on August 26, 2015.

(h)(2)(i)(e) Advisor Complex Schedule relating to the Knights of Columbus Funds, dated January 21, 2015, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(e) of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-17-000150 on February 28, 2017.

(h)(2)(i)(f) Advisor Complex Schedule relating to the Strategic Global Advisors Funds, dated September 30, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(f) of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001808 on October 28, 2016.

(h)(2)(i)(g) Advisor Complex Schedule relating to the RWC Global Emerging Equity Fund, dated December 30, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(g) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(h) Advisor Complex Schedule relating to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund,GQG Partners Global Quality Equity Fund, GQG Partners International Quality Dividend Income Fund, GQG Partners US Quality Dividend Income Fund and GQG Partners Global Quality Dividend Income Fund (together, the “GQG Funds”), dated December 28, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(h) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(i) Advisor Complex Schedule relating to the Ninety One Funds, dated December 11, 2017, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(h) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(h)(2)(i)(j) Advisor Complex Schedule relating to the Penn Mutual Funds, dated July 2, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(l) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014613 on July 29, 2020.

(h)(2)(i)(k) Advisor Complex Schedule relating to the Mesirow Financial Funds, dated December 3, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(m) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(h)(2)(i)(l) Advisor Complex Schedule relating to the Aperture Funds, dated March 18, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(m) of Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-016580 on September 13, 2019.

(h)(2)(i)(m) Advisor Complex Schedule relating to the Nicholas Partners Small Cap Growth Fund, dated January 16, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(o) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007372 on April 30, 2019.

(h)(2)(i)(n) Advisor Complex Schedule relating to the Rayliant Quantamental China Equity Fund, dated [XX], to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(i)(o) Advisor Complex Schedule relating to the LGIMA Funds, dated [XX], to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(i)(p) Advisor Complex Schedule relating to the First Foundation Funds, dated January 11, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(r) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(h)(2)(i)(q) Advisor Complex Schedule relating to the FS Chiron Funds, dated May 25, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is filed herewith.

(h)(2)(ii)(a) Amended and Restated Transfer Agency Services Agreement, dated December 21, 2020, between the Registrant, Chiron Capital Allocation Fund Ltd. and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(a) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(h)(2)(ii)(b) Amendment No. 1, dated February 12, 2021, to the Amended and Restated Transfer Agency Services Agreement, dated December 21, 2020, between the Registrant, Chiron Capital Allocation Fund Ltd. and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(b) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(h)(2)(ii)(c) Second Amended and Restated Transfer Agency Services Agreement, dated [XX], between the Registrant and Atlantic Shareholder Services, LLC, to be filed by amendment.

(h)(3)(i) Amended and Restated Shareholder Services Plan, dated December 10, 2015, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001068 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A, dated June 24, 2021, to the Amended and Restated Shareholder Services Plan, dated December 10, 2015, is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(h)(4) License Agreement, dated December 5, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus U.S. All Cap Index Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Not Applicable.

(k) Not Applicable.

(l) Initial Capital Agreement, dated March 4, 2014, is incorporated herein by reference to Exhibit (l) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(m)(1) Amended and Restated Distribution Plan, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 45 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(m)(2) Amended Schedule A, dated March 18, 2021, to the Amended and Restated Distribution Plan, dated March 3, 2015, is filed herewith.

(m)(3) ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(m)(4) Amended Schedule A, dated March 18, 2021, to the ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(n)(1) Registrant’s Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 12, 2014, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(n)(2) Amended and Restated Schedule D and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(n)(3) Schedule F and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(n)(4) Schedule G and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Strategic Global Advisors Funds, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(n)(5) Schedule H and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (n)(5) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001783 on October 21, 2016.

(n)(6) Amended and Restated Schedule I and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated June 24, 2021, relating to the GQG Funds, is incorporated herein by reference to Exhibit (n)(6) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(n)(7) Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (n)(10) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(n)(8) Amended and Restated Schedule L and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Ninety One Global Franchise Fund and Ninety One Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (n)(11) of Post-Effective Amendment No. 158 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-016867 on November 21, 2018.

(n)(9) Amended and Restated Schedule L and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Ninety One Funds, to be filed by amendment.

(n)(10) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (n)(12) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(n)(11) Schedule O and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (n)(13) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(n)(12) Amended and Restated Schedule Q and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund and Aperture International Equity Fund, is incorporated herein by reference to Exhibit (n)(13) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(n)(13) Schedule S and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Rayliant Quantamental China Equity Fund, is incorporated herein by reference to Exhibit (n)(15) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(n)(14) Schedule T and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the LGIMA Funds, is incorporated herein by reference to Exhibit (n)(15) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(n)(15) Schedule U and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the SouthernSun Funds, is incorporated herein by reference to Exhibit (n)(15) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(n)(16) Schedule V and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the First Foundation Funds, is incorporated herein by reference to Exhibit (n)(17) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(n)(17) Schedule W and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the ARGA Funds, is incorporated herein by reference to Exhibit (n)(18) of Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-008251 on April 20, 2021.

(n)(18) Schedule X and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the FS Chiron Funds, is filed herewith.

(o) Not Applicable.

(p)(1) Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of the Registrant’s Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(2) SIDCO Code of Ethics is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(p)(3) SEI GFS Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(p)(4) MetLife Code of Ethics, dated April 30, 2007, as amended March 16, 2017, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(p)(5) Knights of Columbus Asset Advisors Code of Ethics, dated October 1, 2019, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(p)(6) Chiron Code of Ethics, dated February 2018, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(p)(7) PineBridge Code of Ethics, dated July 2017, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000992 on September 29, 2017.

(p)(8) Strategic Global Advisors Code of Ethics, dated January 25, 2018, is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(p)(9) RWC Code of Ethics, dated August 2016, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-001402 on January 28, 2020.

(p)(10) GQG Partners Code of Ethics, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(p)(11) Ninety One Code of Ethics, dated October 2019, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(p)(12) PMAM Code of Ethics, dated February 22, 2017, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(p)(13) KBI Code of Ethics, dated November 2017, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(p)(14) MFIM Code of Ethics, dated July 2, 2018, is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(p)(15) Aperture Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(p)(16) Nicholas Code of Ethics, dated August 1, 2019, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(p)(17) L2 Code of Ethics is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(p)(18) Ranger Code of Ethics is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(p)(19) Rayliant Code of Ethics is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(p)(20) CCT Code of Ethics is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 255 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-019356 on September 30, 2020.

(p)(21) Reflection Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(p)(22) ETC Code of Ethics is incorporated herein by reference to Exhibit (p)(27) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(p)(23) SouthernSun Code of Ethics is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(p)(24) Brookmont Code of Ethics is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(p)(25) First Foundation Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(p)(26) LGIMA Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-024759 on December 18, 2020.

(p)(27) Democracy Code of Ethics is incorporated herein by reference to Exhibit (p)(28) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(p)(28) Vident Code of Ethics is incorporated herein by reference to Exhibit (p)(29) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(p)(29) ARGA Code of Ethics, is incorporated herein by reference to Exhibit (p)(30) of Post-Effective Amendment No. 287 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-008251 on April 20, 2021.

(p)(30) KKM Code of Ethics, to be filed by amendment.

(q)(1) Powers of Attorney for Messrs. Michael Beattie, William M. Doran, Jon C. Hunt, Thomas P. Lemke, Jay C. Nadel and Randall S. Yanker are incorporated herein by reference to Exhibit (q)(1) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(q)(2) Resolution adopted by the Board of Trustees of the Registrant on October 15, 2020 is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(q)(3) Power of Attorney for Mr. Andrew Metzger is incorporated herein by reference to Exhibit (q)(3) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(q)(4) Power of Attorney for Ms. Nichelle Maynard-Elliott, is incorporated herein by reference to Exhibit (q)(4) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Chiron Capital Allocation Fund Ltd. is a wholly owned subsidiary of FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund), a series of the Registrant.

ITEM 30. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust’s Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust’s By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

APERTURE INVESTORS, LLC

Aperture Investors, LLC (“Aperture”), serves as investment adviser for the Registrant’s Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund and Aperture International Equity Fund. The principal address of Aperture is 250 West 55th Street, 30th Floor, New York, New York 10019. Aperture is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Timothy Blackwell, Director	Northwest Immobilien Management GmbH, Fasanenstrasse 33 10719 Berlin, Germany	Senior Advisor; Head Funds Management Europe
	Corestate Capital Holding S.A. 4, Rue Jean Monnet L-2180 Luxembourg	Independent Director, Deputy Chair of the Board**

Kristen Dickey, Lead Director	BlackRock, Inc. 55 East 52nd Street New York, NY 10058	Managing Director
	Marstone, Inc. 1301 6th Ave New York, NY 10019	Board of Directors
	BNY Mellon Investment Management, ETF Trust 200 Greenwich Street New York, NY 1001	Trustee
Quintin Price, Director	Leconfield Group Limited 130 Wood Street London EC2V 6DL	Chief Executive
	F&C Investment Trust Plc Exchange House Primrose Street London EC2A 2NY	Non- Executive Director
	Polar Capital Holding 16 Palace Street London SW1E 5JD	Non- Executive Director*
Carlo Trabattoni, Director	Aperture Investors SICAV, 60, avenue J.F. Kennedy, L-1855 Luxembourg Grand Duchy of Luxembourg Luxembourg B 230397	Chairman
	Aperture Investor Ltd UK Renoir House 135-137 New Bond Street W1S 2TQ London UK	Director
	Generali Alpha Corp. 103 Foulk Road Wilmington, DE 19803	Sole Director
	Generali Global Infrastructure 58 bis, rue de la Boëtie, 75008 Paris	Chairman
	Generali Real Estate S.p.A Via Machiavelli 4 34132 Trieste, Italy	Director
	Lumyna Limited, Nova North 11, Bressenden Place SW1E 5BY London, UK	Director
	Plenisfer Investments, Via Machiavelli 4, 34132 Trieste, Italy	Director
	Generali Investment Partner S.p.A, Via Machiavelli 4, 34132 Trieste, Italy	CEO

Peter Kraus, Chairman	Marstone, Inc. 1301 6th Ave New York, NY 10019	Chairman of the Board of Directors
Heidi Messer, Director	Collective(i) 130 Madison Avenue, 4th Floor New York, New York 10016	Chairman and Co-Founder
	Partnership for NYC One Battery Park Plaza, 5th Floor New York, NY 10004	Board Member

Partnership Fund for NYC One Battery Park Plaza, 5th Floor New York, NY 10004	Board Member
Alliance Bernstein 1345 Avenue of the Americas New York, NY 10105	Director
New York Presbyterian Hospital 525 E 68th St New York, NY 10065	Board of Trustee
Zokei, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
Messer Holdings, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
Zephir, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
Private Property Services, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
World Evolved, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	CEO/Managing Member

Real World Holdings, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
Celeste, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member

John Thain, Director	Deutsche Bank AG Taunusanlage 12, 60325 Frankfurt am Main Germany	Member of Supervisory Board
	Uber Technologies, Inc. 1455 Market Street San Francisco, CA 94103	Board Member
	Enjoy Technology Inc. 171 Constitution Drive Menlo Park, CA 94025	Board Member*
	Pine Island Capital Partners 1133 Connecticut Avenue, NW 8th Floor Washington, D.C. 20036	Founder and Chairman
	Pine Island Acquisition Corp. 2455 E. Sunrise Blvd. Suite 1205 Fort Lauderdale, FL 33304	Chairman

*	Denotes post held ended in 2019.
**	Denotes post held ended in 2020.

ARGA INVESTMENT MANAGEMENT, LP

ARGA Investment Management, LP (“ARGA”) serves as the investment adviser for the Registrant’s ARGA Emerging Markets Value Fund and ARGA International Value Fund. The principal address of ARGA is 1010 Washington Boulevard, 6th Floor, Stamford, Connecticut 06901. ARGA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
A. Rama Krishna, CFA Chief Investment Officer	Grip Charitable Foundation c/o A. Rama Krishna 18 Sidney Lanier Lane Greenwich, CT 06831	Vice President
	Ribose Group Inc. Suite 1109, Central Building 1 Pedder Street Central Hong Kong	Advisor
	RSG Media Systems, LLC RSG Media Systems, LLC 450 Lexington Ave., 4th Floor New York, NY 10017	Advisory Board Member
Takashi Ito, CFA Global Business Analyst	CFA Society Stamford 1127 High Ridge Road #307 Stamford, Connecticut 06905	Board Member
Lawrence Miller Director – Client Relations	Brookline Music School 25 Kennard Rd. Brookline, MA 02445	Board Member
John DeTore Director of Strategic R&D	Segall Bryant & Hamill Funds 540 West Madison Street Suite 1900 Chicago, IL 60661	Trustee, Chairman of the Nominating and Governance Committee

Brookmont capital management, LLC

Brookmont Capital Management, LLC (“Brookmont”) serves as the investment adviser for the Registrant’s First Foundation Fixed Income Fund and First Foundation Total Return Fund. The principal address of Brookmont is 2000 McKinney Avenue, Suite 1230, Dallas, Texas 75201. Brookmont is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors and officers of Brookmont is set forth in its Form ADV, on file with the SEC (801-68533), and is incorporated herein by reference.

CHEVY CHASE TRUST COMPANY

Chevy Chase Trust Company (“CCT”), serves as the investment adviser for the Registrant’s CCT Thematic Equity Fund. The principal address of CCT is 7501 Wisconsin Avenue, 1500W, Bethesda MD 20814. CCT is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

CHIRON INVESTMENT MANAGEMENT, LLC

Chiron Investment Management, LLC (“Chiron”) serves as investment adviser for the Registrant’s FS Chiron Capital Allocation Fund (formerly, Chiron Capital Allocation Fund) and FS Chiron SMid Opportunities Fund (formerly, Chiron SMid Opportunities Fund). The principal address of Chiron is 10 East 53rd Street, New York, New York 10022. Chiron is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Enrico Gaglioti Chief Executive Officer	Chiron Global Opportunities Fund, a sub-fund of Chiron Funds ICAV 2nd Floor Block E Harcourt Road Dublin 2 Ireland	Director
Ryan Caldwell Chief Investment Officer, Portfolio Manager	Chiron Global Opportunities Fund, a sub-fund of Chiron Funds ICAV 2nd Floor Block E Harcourt Road Dublin 2 Ireland	Director
J.P. Armenio Chief Operating Officer	Chiron Global Opportunities Fund, a sub-fund of Chiron Funds ICAV 2nd Floor Block E Harcourt Road Dublin 2 Ireland	Director

DEMOCRACY INVESTMENT MANAGEMENT LLC

Democracy Investment Management LLC (“Democracy”) serves as the investment adviser for the Registrant’s Democracy International Fund. The principal address of Democracy is 1480 Moraga Road, Suite C #378, Moraga, California 94556. Democracy is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Julie Cane, CEO Managing Partner	Wells Fargo Bank 420 Montgomery Street San Francisco CA 94194	Employee from Nov 2012 to Sept 2020
	California State Guard Moffett Field Mountain View, CA 94089	Captain in the 129th Air Support Unit, July 2020 to present

Christopher Browne, CFA Chief Investment Officer, Partner	Autana International Services, Inc 1083 Vine St. #222 Healdsburg, CA 95448	Consultant
	Arq Advisors, LLC 57 Deforest Avenue, Suite A Summit, NJ 07901	Registered Representative
Richard Rikoski, Chief Economist	Hadal 1907 Dennison Street Oakland, CA 94606	Chief Executive Officer/Chief Scientist
	US Department of Commerce, National Oceanographic and Atmospheric Administration 1401 Constitution Ave NW, Room 5128 Washington, DC 20230	Member, Ocean Exploration Advisory Board

Exchange Traded Concepts, LLC

Exchange Traded Concepts, LLC (“ETC”), serves as the investment sub-adviser for the Registrant’s Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF). The principal address of at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120. ETC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

First Foundation Advisors

First Foundation Advisors (“First Foundation”), serves as the investment sub-adviser for the Registrant’s First Foundation Fixed Income Fund and First Foundation Total Return Fund. The principal address of First Foundation is 18101 Von Karman Avenue, Suite 700, Irvine, California 92612. First Foundation is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Scott F. Kavanaugh, Director	First Foundation Inc. 18101 Von Karman Avenue Suite 750 Irvine, CA 29612	Chief Executive Officer and Vice Chairman

Diane Rubin, Director	Diane M. Rubin, CPA, a sole proprietorship 40380 Desert Creek Lane Rancho Mirage, CA 92270	Sole proprietor
Elizabeth Pagliarini, Director	Summit Healthcare REIT, Inc. 2 South Pointe Drive Suite 100 Lake Forest, CA 92630	Chief Operating Officer and Chief Financial Officer
Max Briggs, Director	FLC Capital Advisors 44750 Village Court Palm Desert, CA 92260	President and Chief Executive Advisors
Mitchell Rosenberg, Ph.D., Director	M. M. Rosenberg & Associates 25811 Pecos Road Laguna Hills, CA 92653	President and Founder
Jacob Sonenshine, Director	Prell Restaurant Group 1675 Scenic Avenue #150 Costa Mesa, CA 92626	President
David Lake, Director	4 Earth Farms LLC 555 E. Olympic Blvd. Los Angeles, CA 90022	Chief Executive Officer and Co-Founder

GQG Partners LLC

GQG Partners LLC (“GQG Partners”) serves as investment adviser for the Registrant’s GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners International Quality Dividend Income Fund, GQG Partners US Quality Dividend Income Fund and GQG Partners Global Quality Dividend Income Fund. The principal address of GQG Partners is 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. GQG Partners is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Rajiv Jain, Chairman and Chief Investment Officer	GQG Partners Community Empowerment Foundation 450 East Las Olas Blvd, Suite 750 Fort Lauderdale, FL 33301	Sole Member, Director
Tim Carver, Chief Executive Officer	GQG Partners Community Empowerment Foundation 450 East Las Olas Blvd, Suite 750 Fort Lauderdale, FL 33301	Director
	Hycroft, LLC 100 Park Avenue, 16th Floor New York, NY 10017	Director

Melodie Zakaluk, Chief Operating Officer	GQG Global UCITS ICAV 2nd Floor 5 Earlsfort Terrace Dublin D2 Ireland	Director

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD

KBI Global Investors (North America) Ltd (“KBI”), serves as investment adviser for the Registrant’s KBI Global Investors Aquarius Fund. The principal address of KBI is 3rd Floor, 2 Harbourmaster Place, IFSC Dublin 1, Ireland. KBI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2019 and 2020.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Sean Hawkshaw President	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland.	Chief Executive Officer, Director
Geoff Blake, Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3 Ireland.	Director, Head of Clients & Business Development
William Cotter, Non-Executive Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland.	KBIGI - Non-Executive Director (Mr. Cotter is retired and has only two active Non Executive directorships).

KKM FINANCIAL LLC

KKM Financial LLC (“KKM”) serves as the investment adviser for the Registrant’sValkyrie Innovative Balance Sheet ETF. The principal address of KKM is 141 West Jackson Boulevard, Suite 1711, Chicago, Illinois 60604. [KKM is XX.] The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Knights of Columbus Asset Advisors LLC

Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”) serves as investment adviser for the Registrant’s Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund, Knights of Columbus International Equity Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus U.S. All Cap Index Fund and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund). The principal address of Knights of Columbus Asset Advisors is One Columbus Plaza, New Haven, Connecticut 06510. Knights of Columbus Asset Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Anthony V. Minopoli, President and Chief Investment Officer	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	Executive Vice President, Chief Investment Officer and Supreme Director of the Board of Directors
Michael P. Votto, Vice President and Special Counsel; formerly, Chief Compliance Officer (from 2015 to June 2016)	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	Special Counsel
Terry A. Wettergreen, Chief Compliance Officer (from January 2018 to September 2019)	Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317	Director

L2 ASSET MANAGEMENT, LLC

L2 Asset Management, LLC (“L2”) serves as investment sub-adviser for the Registrant’s Knights of Columbus Long/Short Equity Fund and Knights of Columbus U.S. All Cap Index Fund. The principal address of L2 is 66 Glezen Lane, Wayland, Massachusetts 01778. L2 is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Matthew Malgari Managing Member, Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
Sanjeev Bhohjraj Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
	Samuel Curtis Johnson Graduate School of Management Cornell SC Johnson College of Business Sage Hall, 106 East Avenue Ithaca, New York 14853	Professor

Nathan Przybylo Programmer	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Programmer, Member
Tyson Arnedt Chief Operating Officer & General Counsel	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	General Counsel
	Casata Group, LLC 18 Volcanic Hill RD. Wantage, New Jersey 07461	Founder & Principal
Giselle Casella Chief Compliance Officer	Adviser Compliance Consultants 5082 Escalante Dr. North Port, Florida 34287	Founder & CEO

LEGAL & GENERAL INVESTMENT MANAGEMENT AMERICA, INC.

Legal & General Investment Management America, Inc. (“LGIMA”), serves as the investment adviser for the Registrant’s Legal & General Retirement Income 2040 Fund, the Legal & General Global Developed Equity Index Fund, the Legal & General Cash Flow Matched Bond Fund, the Legal & General Long Duration U.S. Credit Fund and the Legal & General U.S. Credit Fund. The principal address of LGIMA is 71 South Wacker Drive Chicago, IL 60606. LGIMA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Michelle Scrimgeour Chairwoman	Legal & General Investment Management Limited One Coleman Street, London, UK EC2R 5AA	Chief Executive Officer, Director
	LGIM International, Ltd. One Coleman Street, London, UK EC2R 5AA	Director
	Legal & General Investment Management Japan Limited 2-7-1 Yurakuncho, Chiyoda-ku, Tokyo 100-0006, Japan	Director
	The Investment Association 23 Camomile Street, London, England, EC3A 7LL	Director
	FCA Practioner Panelist FCA Practitioners Panels Secretariat, 12 Endeavour Square, London E20 1JN	Director
	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director

Chad Ravkin Director	LGIM ETF Legal & General Investment Management Limited One Coleman Street, London, UK EC2R 5AA	Director
	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
Aaron Meder Chief Executive Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
	Legal & General Investment Management Limited One Coleman Street, London, UK EC2R 5AA	Management Committee Member
John Bender Chief Investment Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
Pat Ryan Chief Financial Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
Christine Smith Chief Operating Officer, Director	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Director
Emma Rodriguez-Ayala General Counsel, Chief Compliance Officer, Board Secretary	Legal & General Investment Management U.S. Holdings, Inc. 71 South Wacker Drive, Suite 800, Chicago, IL 60606	Board Secretary

Donald Andrews Head of Distribution and Client Solutions	Kigali Farm, LLC 1189 Wilmette Ave, #120, Wilmette, IL 60091	Manager
	Ledgeview Commercial Partners, LLC 157 Amory, Manchester, NH 03102	Manager

METLIFE INVESTMENT MANAGEMENT, LLC

MetLife Investment Management, LLC (“MetLife”) serves as investment adviser for the Registrant’s MetLife Core Plus Fund and MetLife Multi-Sector Fixed Income Fund. The principal address of MetLife is One Whippany Way, Whippany, New Jersey 07981. MetLife is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Steven Goulart President, Chief Executive Officer	MetLife, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	President and Director
	MetLife EU Holding Company Limited 200 Park Avenue New York, NY 10166	Director
Joseph Pollaro Chief Operating Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	President and Chief Executive Officer
	MetLife Investment Management Limited (United Kingdom) Level 34 One Canada Square London E14 5AA United Kingdom	Chief Operating Officer Director

	MetLife Asset Management Corp. (Japan) Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo Japan	Chief Operating Officer Director
	MetLife Investments Asia Limited 9th Floor, One Taikoo Place 979 King’s Road, Quarry Bay Hong Kong S.A.R.	Chief Operating Officer Director
	MetLife Investment Management Holdings (Ireland) Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Board of Managers
	MetLife Investors Group, LLC One MetLife Way Whippany, NJ 07981	Board of Managers
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer
Michael Yick Treasurer and Chief Financial Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investments Management Holdings LLC One MetLife Way Whippany, NJ 07981	Treasurer
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Treasurer

MESIROW FINANCIAL INVESTMENT MANAGEMENT, INC.

Mesirow Financial Investment Management, Inc. (“MFIM”), serves as investment adviser for the Registrant’s Mesirow Financial Enhanced Core Plus Fund (formerly, Mesirow Financial Core Bond Fund), Mesirow Financial High Yield Fund and Mesirow Financial Small Cap Value Sustainability Fund (formerly, Mesirow Financial Small Cap Value Fund). The principal address of MFIM is 353 N. Clark Street, Chicago, Illinois 60654. MFIM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard Price, Chairman	CIBC Bancorp USA Inc. 120 South LaSalle Street Chicago, Illinois 60603	Board Director and Committee Member

NICHOLAS INVESTMENT PARTNERS, L.P.

Nicholas Investment Partners, L.P. (“Nicholas”), serves as investment adviser for the Registrant’s Nicholas Partners Small Cap Growth Fund. The principal address of Nicholas is 6451 El Sicomoro Street, Rancho Santa Fe, California 92067. Nicholas is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Arthur Nicholas, Co-Founder/Adviser	Wagonhound Land & Livestock, LLC 1061 Poison Lake Drive Douglas, WY 82633	Sole Owner

NINETY ONE NORTH AMERICA, INC.

Ninety One North America, Inc. (“Ninety One”) serves as investment adviser for the Registrant’s Ninety One Global Franchise Fund, Ninety One Emerging Markets Equity Fund, Ninety One Global Environment Fund and Ninety One International Franchise Fund. The principal address of Ninety One is 65 East 55th Street, 30th Floor, New York, New York 10022. Ninety One is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2019 and 2020, no director, officer or partner of Ninety One engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PENN MUTUAL ASSET MANAGEMENT, LLC

Penn Mutual Asset Management, LLC (“PMAM”) serves as investment adviser for the Registrant’s Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund. The principal address of PMAM is 600 Dresher Road, Suite 100, Horsham, Pennsylvania 19044. PMAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David M. O’Malley, Chairman and Chief Executive Officer	Penn Series Funds, Inc. Baltimore, MD	President
	The Penn Mutual Life Insurance Company Philadelphia, PA	Trustee, President and Chief Operating Officer
	The Penn Insurance and Annuity Company Wilmington, DE	Director, President and Chief Operating Officer
	PIA Reinsurance Company of Delaware I Horsham, PA	President
	Independence Square Properties, LLC Wilmington, DE	Director and President
	Janney Montgomery Scott LLC Philadelphia, PA	Director
	Vantis Life Insurance Company Windsor, Connecticut	Director
	The Penn Insurance and Annuity Company of New York Brewster, NY	Director
	Penn Mutual Asset Management Multi-Series Fund (Cayman), SPC	Director
Eileen C. McDonnell, Manager	Penn Series Funds, Inc. Baltimore, MD	Director and Chairperson of the Board
	The Penn Mutual Life Insurance Company Philadelphia, PA	Chief Executive Officer, Chairperson of the Board
	The Penn Insurance and Annuity Company Wilmington, DE	Chief Executive Officer, Director, and Chairperson of the Board
	Independence Square Properties, LLC Wilmington, DE	Director
	Vantis Life Insurance Company Windsor, Connecticut	Director
	The Penn Insurance and Annuity Company of New York Brewster, NY	Director

Keith G. Huckerby, President and Chief Operating Officer	Penn Mutual Asset Management Multi-Series Fund (Cayman), SPC	Chairperson and Director
David M. Raszeja, Manager	Hornor, Townsend & Kent, Inc.	Director (Board of Managers)
	The Penn Mutual Life Insurance Company Philadelphia, PA	Senior Vice President, Chief Financial Officer and Treasurer
	The Penn Insurance and Annuity Company Wilmington, DE	Director, Senior Vice President, and Chief Financial Officer
	PIA Reinsurance Company of Delaware I Horsham, PA	Director, Senior Vice President, and Chief Financial Officer
Tyler Thur, Treasurer and Controller	Penn Series Funds, Inc. Baltimore, MD	Assistant Treasurer
Steven Viola, Assistant Treasurer	Penn Series Funds, Inc. Baltimore, MD	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Christopher G. Jahn, Auditor	The Penn Mutual Life Insurance Company Philadelphia, PA	Assistant Vice President, Internal Audit
	The Penn Insurance and Annuity Company Wilmington, DE	Assistant Vice President, Internal Audit
	PIA Reinsurance Company of Delaware I Horsham, PA	Assistant Vice President, Internal Audit
Ann-Marie Mason General Counsel, Asset Management and Broker/Dealer and Secretary	The Penn Mutual Life Insurance Company Philadelphia, PA	General Counsel, Asset Management and Broker/Dealer
Jessica Swarr, Tax Director	Independence Square Properties, LLC Wilmington, DE	Tax Director
	The Penn Insurance and Annuity Company Wilmington, DE	Tax Director
	PIA Reinsurance Company of Delaware I Horsham, PA	Tax Director
Wei Zhao, Chief Compliance Officer	Penn Series Funds, Inc. Baltimore, MD	Chief Compliance Officer

PINEBRIDGE INVESTMENTS LLC

PineBridge Investments LLC (“PineBridge”) serves as investment adviser for the Registrant’s PineBridge Dynamic Asset Allocation Fund. The principal address of PineBridge is Park Avenue Tower, 65 East 55th Street, New York, New York 10022. PineBridge is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is provided as of October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
FT Chong Managing Director	Poof-Alex Holdings LLC 10 Glenville St. Greenwich, CT 06831	Board Member

RANGER GLOBAL REAL ESTATE ADVISORS, LLC

Ranger Global Real Estate Advisors, LLC (“Ranger”) serves as investment sub-adviser for the Registrant’s Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund). The principal address of Ranger is 405 Lexington Avenue, Suite 3401, New York, New York 10174. Ranger is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
F. Scott Tuck Chief Executive Officer, Managing Partner	ValueQuest Capital LLP 8th Fl, Vibgyor Towers BKC, Mumbai	Independent Fund Director
Richard B. Saltzman Board Member Senior Advisor	Kimco Realty Corp. (NYSE-KIM) 500 North Broadway - Suite 201 Jericho, N.Y. 11753	Independent Director
	Peaceable Street Capital LLC Silver Lake Executive Campus 41 University Drive - Suite 101 Newtown, PA 18940	Senior Advisor and Advisory Board Member
	Louw Advance Pty Ltd. 12 North Road Dunkeld West Johannesburg South Africa	Director 30% shareholder
	Equiem Holdings Pty Ltd. Level 4 Rialto South Tower 525 Collins Street Melbourne VIC 3000 Australia	Non-Executive Director 1% shareholder

Rayliant Asset Management

Rayliant Investment Research, doing business as Rayliant Asset Management (“Rayliant”), serves as the investment adviser for the Registrant’s Rayliant Quantamental China Equity Fund and Rayliant Quantamental China Equity ETF. The principal address of Rayliant is 11 Zephyr, Irvine, California 92602. Rayliant is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jason Hsu, Chairman and Chief Investment Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Director / Shareholder
	Rayliant Asset Management Limited Unit 1102, 43 Lyndhurst Terrace, Central, Hong Kong	Director, Responsible Officer
	Henderson Rowe Limited 8th Floor, Berkeley Square House, Berkeley Square, London, W1J 6BR	Director
	IHSV, Inc. Shareholder 11 Zephyr, Irvine, CA 92602, USA	Shareholder
	Signature Collection Properties, LLC 11 Zephyr, Irvine, CA 92602, USA	Shareholder
	Veritas Liberabit Vos, LLC 11 Zephyr, Irvine, CA 92602, USA	Shareholder
Michael J Bowers, Senior Managing Director, Chief Operating Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Director / Shareholder
	Henderson Rowe Limited 8th Floor, Berkeley Square House, Berkeley Square, London, W1J 6BR	Director
Matthew Bowers, Senior Managing Director, General Counsel / Chief Compliance Officer	Henderson Rowe Limited 8th Floor, Berkeley Square House, Berkeley Square, London, W1J 6BR	Director

REFLECTION ASSET MANAGEMENT, LLC

Reflection Asset Management, LLC (“Reflection”), serves as the investment adviser for the Registrant’s Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF). The principal address of 1000 Palm Boulevard, #571, Isle of Palms, South Carolina 29451. Reflection is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

RWC ASSET ADVISORS (US) LLC

RWC Asset Advisors (US) LLC (“RWC”) serves as investment adviser for the Registrant’s RWC Global Emerging Equity Fund. The principal address of RWC is 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133. RWC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2019 and 2020, no director, officer or partner of RWC engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SouthernSun Asset Management, LLC

SouthernSun Asset Management, LLC (“SouthernSun”) serves as the investment adviser for the Registrant’s SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund. The principal address of SouthernSun is 240 Madison Avenue, Suite 800 Memphis, Tennessee 38103. SouthernSun is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2019 and 2020, no director, officer or partner of SouthernSun engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

STRATEGIC GLOBAL ADVISORS, LLC

Strategic Global Advisors, LLC (“Strategic Global Advisors”) serves as investment adviser for the Registrant’s SGA International Equity Fund, SGA International Equity Plus Fund, SGA International Small-Mid Cap Equity Fund and SGA Global Equity Fund. The principal address of Strategic Global Advisors is 100 Bayview Circle, Suite 650, Newport Beach, California 92660. Strategic Global Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of July 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brett Gallagher President	Nile Capital Group, LLC 2121 Avenue of the Stars, #160 Los Angeles, CA 90067	Managing Director, Research & Acquisition
	Convergence Investment Partners, LLC 3801 PGA Blvd., Suite 1001 Palm Beach Garden, FL 33410	CEO

VIDENT INVESTMENT ADVISORY, LLC

Vident Investment Advisory, LLC (“Vident”) serves as the investment sub-adviser for the Registrant’s Democracy International Fund. The principal address of Vident is 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. Vident is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended December 31, 2019 and 2020, no director, officer, or partner of Vident engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (“SIDCO”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009

Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
Delaware Wilshire Private Markets Fund	March 22, 2021

SIDCO provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee and Chairman of the Board
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President, & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--

Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Rager	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodians:

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)

350 California Street

6th Floor

San Francisco, California 94104

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s advisers:

Aperture Investors, LLC

250 West 55th Street, 30th Floor

New York, New York 10019

ARGA Investment Management, LP

1010 Washington Boulevard, 6th Floor

Stamford, Connecticut 06901

Brookmont Capital Management, LLC

2000 McKinney Avenue, Suite 1230

Dallas, Texas 75201

Chevy Chase Trust Company

7501 Wisconsin Avenue, 1500W

Bethesda, Maryland 20814

Chiron Investment Management, LLC

10 East 53rd Street

New York, New York 10022

Democracy Investment Management LLC

1480 Moraga Road

Suite C #378

Moraga, California 94556

Exchange Traded Concepts, LLC

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

First Foundation Advisors

18101 Von Karman Avenue

Suite 700

Irvine, California 92612

GQG Partners LLC

450 East Las Olas Boulevard

Suite 750

Fort Lauderdale, Florida 33301

KBI Global Investors (North America) Ltd

3rd Floor, 2 Harbourmaster Place

IFSC

Dublin 1

Ireland

KKM Financial LLC

141 West Jackson Boulevard

Suite 1711

Chicago, Illinois 60604

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

L2 Asset Management, LLC

66 Glezen Lane

Wayland, Massachusetts 01778

Legal & General Investment Management America, Inc.

71 South Wacker Drive

Chicago, Illinois 60606

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

Mesirow Financial Investment Management, Inc.

353 N. Clark Street

Chicago, Illinois 60654

Nicholas Investment Partners, L.P.

6451 El Sicomoro Street

Rancho Santa Fe, California 92067

Ninety One North America, Inc.

65 East 55th Street, 30th Floor

New York, New York 10022

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, Pennsylvania 19044

PineBridge Investments LLC

Park Avenue Tower

65 East 55th Street

New York, New York 10022

Ranger Global Real Estate Advisors, LLC

405 Lexington Avenue, Suite 3401

New York, New York 10174

Rayliant Asset Management

11 Zephyr

Irvine, California 92602

Reflection Asset Management, LLC

1000 Palm Boulevard, #571

Isle of Palms, South Carolina 29451

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

SouthernSun Asset Management, LLC

240 Madison Avenue, Suite 800

Memphis, Tennessee 38103

Strategic Global Advisors, LLC

100 Bayview Circle

Suite 650

Newport Beach, California 92660

Vident Investment Advisory, LLC

1125 Sanctuary Pkwy.

Suite 515

Alpharetta, Georgia 30009

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 299 to Registration Statement No. 333-192858 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 16th day of July, 2021.

THE ADVISORS’ INNER CIRCLE FUND III

By:	*
Michael Beattie
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	July 16, 2021
William M. Doran

*	Trustee	July 16, 2021
Jon C. Hunt

*	Trustee	July 16, 2021
Thomas P. Lemke

*	Trustee	July 16, 2021
Nichelle Maynard-Elliott

*	Trustee	July 16, 2021
Jay C. Nadel

*	Trustee	July 16, 2021
Randall S. Yanker

*	President	July 16, 2021
Michael Beattie

*	Treasurer, Controller &	July 16, 2021
Andrew Metzger	Chief Financial Officer

*By:	/s/ James Bernstein
James Bernstein
Attorney-in-Fact

EXHIBIT INDEX

d)(3)(v)	Amended and Restated Schedule A, dated July 16, 2021, to the Expense Limitation Agreement, dated October 30, 2015, between the Registrant and Chiron, relating to the FS Chiron SMid Opportunities Fund (formerly, Chiron SMid Opportunities Fund)
(h)(2)(i)(q)	Advisor Complex Schedule relating to the FS Chiron Funds, dated May 25, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc.
(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP
(m)(2)	Amended Schedule A, dated March 18, 2021, to the Amended and Restated Distribution Plan, dated March 3, 2015
(n)(18)	Schedule X and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the FS Chiron Funds